[Graphic]


                            STAGECOACH FUNDS-Registered Trademark-





Annual Report
INCOME Funds
    Corporate Bond Fund

    Short-Intermediate U.S. Government
    Income Fund

    Short-Term Government-Corporate
    Income Fund

    U.S. Government Income Fund

    Variable Rate Government Fund


June 30, 1998

Income Funds                                                   TABLE OF CONTENTS
------------------------------------------------------------------------

    LETTER TO SHAREHOLDERS...........................................1

    INVESTMENT ADVISOR COMMENTARY AND
    PERFORMANCE AT A GLANCE

        Corporate Bond Fund..........................................3

        Short-Intermediate U.S. Government Income Fund..............11

        Short-Term Government-Corporate Income Fund.................18

        U.S. Government Income Fund.................................25

        Variable Rate Government Fund...............................32

    PORTFOLIOS OF INVESTMENTS

        Corporate Bond Fund.........................................38

        Short-Intermediate U.S. Government Income Fund..............42

        Short-Term Government-Corporate Income Fund.................46

        U.S. Government Income Fund.................................48

        Variable Rate Government Fund...............................53

    INCOME FUNDS

        Statement of Assets and Liabilities.........................56

        Statements of Operations....................................58

        Statement of Changes in Net Assets..........................60

        Financial Highlights........................................64

        Notes to Financial Statements...............................74

        Independent Auditors' Report................................93

    PROXY VOTING RESULTS............................................94

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

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ii

LETTER TO SHAREHOLDERS                                              Income Funds
------------------------------------------------------------------------

TO OUR SHAREHOLDERS

  Thank you for your investment in the Stagecoach Funds.
  We are pleased to present this Annual Report to you for the period ended June 30, 1998. The purpose of the Annual Report is to provide important information and an in-depth review of your investment. Three major topics are highlighted, including a performance summary, portfolio review, and strategic outlook for each Fund. Due to a change in the fiscal year-end for the income funds, this report includes information for both three-month and six-month reporting periods, where applicable.
  For the twelve-month period ended June 30, 1998 there were continued positive earnings for most domestic long-term investors. Stocks, as measured by the S&P 500 Index,(1) returned 30.17% as a result of strong corporate earnings and low inflation. Government bonds also performed well, with returns of 19.67% as measured by the Lehman Brothers Long Government Bond Index.(2)
  During the period, the biggest event impacting the financial markets and U.S. economy was the economic crisis in Asia. The crisis began to unfold in late 1997 as Asian companies and governments could not afford to pay for excessive borrowing that had accumulated over several years. In addition, Asian currencies began to lose value, negatively affecting businesses within the region. These factors combined to create a destabilizing effect on markets throughout Asia. Lack of confidence in Asian markets prompted Asian investors to take a "flight to quality" by investing in U.S. Treasury securities, which increased U.S. Treasury security prices.
  The challenges of investing in today's markets make mutual funds one of the most popular investment vehicles. Investors poured more than $461 billion into mutual funds for the twelve-month period ended May 31, 1998, according to Strategic Insight, an industry research firm. We understand that you have a variety of investment options and appreciate your confidence in selecting us to manage your money.

Income Funds                                              LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

  Over the years, the Stagecoach Funds have built a reputation for innovation, leadership, and commitment to investors. In addition to our income funds, we are proud to lead the industry by offering eight innovative asset allocation funds. Each Fund offers a comprehensive asset allocation strategy that can provide a solid foundation for any investment portfolio.
  As part of our commitment to investor education, we completely redesigned and restructured our prospectuses to make investing as simple and as informative as possible. You will find that our marketing materials and shareholder correspondence are designed to help you better understand your investment.
  We encourage you to review this Annual Report. We hope that you will find it useful and informative. We also recommend that you continually review your investment portfolio with a financial consultant to determine an appropriate mix of investments to meet your ongoing needs. Thank you for your continued investment with the Stagecoach Funds.

Sincerely,

    [SIGNATURE]
Michael J. Hogan
Senior Vice President
Wells Fargo Bank,
Mutual Fund Group

     [SIGNATURE]
R. Greg Feltus
Chairman and President of
Stagecoach Funds

1 The "S&P 500 Index" is a trademark of Standard and Poor's Corporation. The S&P
  500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets.

2 The Lehman Brothers Long Government Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities.

INVESTMENT ADVISOR COMMENTARY                                Corporate Bond Fund
------------------------------------------------------------------------

CORPORATE BOND FUND

  The Stagecoach Corporate Bond Fund (the "Fund") seeks to provide investors with a high level of current income consistent with prudent risk, by investing primarily in corporate debt securities and U.S. government obligations. The portfolio managers apply detailed research of credit quality, call protection and maturity. Managing primarily for income, they can invest in securities of any maturity in the corporate bond market.
  The Fund is managed by a team of three portfolio managers -- Graham Allen, Jaqueline Flippin, and Scott Smith. Specializing in global, high yield, and equity securities, Mr. Allen is a Fellow Chartered Accountant and has over 22 years of experience in the securities industry. Ms. Flippin specializes in long-term investment grade corporate and mortgage-backed securities and has an MBA in finance from New York University. Mr. Smith, a Chartered Financial Analyst, specializes in intermediate corporate and government bonds. Together, they bring a specialized and unique discipline to the Fund.

PERFORMANCE SUMMARY
  The Stagecoach Corporate Bond Fund began operation on April 1, 1998. During this reporting period, the Class A net asset value increased from $10.00 on April 1, 1998 to $10.03 on June 30, 1998. The Fund distributed $0.166 per share in dividend income, and no capital gains were distributed from the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for the three-month period ending June 30, 1998 for Class A shares was 6.11%, based on an annualization of June's monthly dividend of $0.053 per share and the maximum offering price of $10.50 on June 30, 1998.

Corporate Bond Fund                                INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                                    41
PORTFOLIO TURNOVER RATIO                            33%
WEIGHTED AVERAGE COUPON                             7.81%
WEIGHTED AVERAGE MATURITY                           14.12 years
AVERAGE CREDIT QUALITY                              Baa2

                                 CLASS A      CLASS B     CLASS C
NAV                                 10.03        10.03       10.03
DISTRIBUTION RATE                   6.11%        5.58%       5.64%
SEC YIELD                           5.94%        5.29%       5.40%
Please refer to important disclosures on pages 6 and 7.

  For the three-month period ended June 30, 1998, the Fund posted a 1.98% cumulative total return for Class A shares, exclusive of sales charge. In comparison, the Lehman Brothers Corporate Long Bond Index returned 3.54% for the same period. The Fund underperformed the benchmark for two primary reasons. First, the average duration of the Fund's investments is shorter than the benchmark's average duration. In a low-interest rate environment, a higher duration can help capture higher returns. The shorter duration of the Fund negatively contributed to the Fund's performance, as compared to the benchmark.
  In addition, the high yield component of the Fund, which represents more than 15% of the portfolio, showed moderate performance for the three-month period. Overall, we attempted to lessen the impact of the Asian market crisis by heavily weighting the Fund in sectors not affected by the Asian markets. The Fund will continue to focus on the fundamentals of bonds with strong value over the long-term.

CREDIT QUALITY2
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA            9.50%
AA             1.00%
A             30.00%
BBB           41.00%
BB/Ba         17.00%
Cash           1.50%

PORTFOLIO REVIEW
  The Fund is managed with a top-down strategy involving both a global overview followed by a domestic one. Research is focused on how global events affect the U.S. economy and how these factors affect the different sectors within the corporate bond market.

INVESTMENT ADVISOR COMMENTARY                                Corporate Bond Fund
------------------------------------------------------------------------

PORTFOLIO ALLOCATION
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds            78%
Treasury Bonds             14%
Foreign Bonds               7%
Cash                        1%

  On June 30, 1998, 78% of the Fund's portfolio was invested in corporate bonds. This allows the Fund to capture opportunities for high yields. This allocation could change, however, depending on the extent of the effect the Asian markets have on U.S. corporate profits. If we see indications that the Asian markets will have a negative impact on corporate profitability, we will decrease our corporate bond holdings.
  The Fund invests in a broad range of corporate securities providing diversification that may reduce the impact a single bond or sector's performance may have on the Fund. The Fund's top ten holdings represent corporate securities issued by well-known, established companies. When selecting new issues for the Fund, we look at the secondary market and screen the credit as well as the relative and potential values, including earnings growth. We specifically screen for improving growth and earnings while carefully reviewing maturity, credit and high yield potential.
  Many of our top ten holdings are found in the telecommunications, transportation, and bank and finance sectors. We have structured the portfolio in this configuration to limit Asian exposure, selecting securities that are not affected by the Asian market's impact on profitability in the U.S. Recently, we have been invested in cable bonds. The takeover of TCI by AT&T, for example, has prompted strong performance within this sector with tightening spreads throughout the entire cable industry. Overall, we view these bonds as core holdings and have attempted to get a good spread among different sectors.

Corporate Bond Fund                                INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                              % OF PORTFOLIO
U.S. T-BOND, 6.13%                              11.5%
OCCIDENTAL PETROLEUM CORP., 10.13%               4.4%
J.C. PENNEY & CO., 7.65%                         4.3%
NATIONSBANK CORP., 7.25%                         4.2%
KN ENERGY INC., 6.80%                            4.0%
CITICORP CAPITAL II, 8.02%                       3.3%
CONTINENTAL CABLEVISION, 8.30%                   3.2%
TIME WARNER INC., 8.11%                          3.2%
CHRYSLER CORP., 7.45%                            3.2%
CABLE & WIRELESS COMMUNICATION, 6.75%            3.0%

STRATEGIC OUTLOOK
  While the nation's economy continues to be healthy, we believe that it may weaken over time due to the events in Asia. We believe that the crisis in Asia could last up to five years. We believe that the U.S. dollar will continue to be strong and inflation will remain at stable to low levels. Given this, we feel that interest rates may drift lower and short-term rates will remain very stable without much action from the Federal Reserve Board.
  We continue to see great opportunity in the corporate bond universe. Our management strategy is based on sector rotation, which means that we move among the sectors within the corporate bond market that present attractive opportunities for high income. We intend to continue purchasing bonds within corporate sectors that show the most potential for high current income.
  Should the Asian markets have a negative impact on corporate profitability, we will decrease our corporate bond exposure and shift assets to sectors that are less affected by the events in Asia. We will also continue our practice of performing detailed research of credit quality, call protection and maturity, which is especially important given the current economic conditions.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield

INVESTMENT ADVISOR COMMENTARY                                Corporate Bond Fund
------------------------------------------------------------------------

  figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

2 The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

Corporate Bond Fund                                      PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

CORPORATE BOND FUND

GROWTH OF A $10,000 INVESTMENT
Class A shares

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           STAGECOACH CORPORATE BOND FUND CLASS A SHARES    LEHMAN BROTHERS CORPORATE LONG BOND INDEX
4/1/98                                             $9,550                                      $10,000
Apr-98                                             $9,548                                      $10,073
May-98                                             $9,649                                      $10,246
Jun-98                                             $9,739                                      $10,354

THE RETURNS FOR CLASS B AND CLASS C SHARES OF THE CORPORATE BOND FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Corporate Bond Fund Class A shares since inception with the Lehman Brothers Corporate Long Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE                                      Corporate Bond Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                                                    SINCE 4/1/98
                                                     INCEPTION
CLASS A                                                 1.98
CLASS B                                                 1.81
CLASS C                                                 1.78

INCLUDING SALES CHARGE

                                                    SINCE 4/1/98
                                                     INCEPTION
CLASS A                                                (2.60)
CLASS B                                                (3.19)
CLASS C                                                 0.78

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charge assumes the maximum contingent deferred sales charge for the corresponding time period.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

INVESTMENT ADVISOR COMMENTARY Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

  The Stagecoach Short-Intermediate U.S. Government Income Fund (the "Fund") seeks to provide investors with current income while preserving capital by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Targeting bonds within this range helps to maximize the Fund's income potential by investing in short- to intermediate- bonds with an average maturity between two and five years.
  Please note that we have changed the Fund's fiscal year-end to June 30 from March 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last three months. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.
  On June 12, 1998, the Stagecoach Intermediate Bond Fund was merged into the Short-Intermediate U.S. Government Income Fund. The investment objective and the investment policies for the Short-Intermediate U.S. Government Income Fund did not change. However, the consolidation of the two funds did create Class B shares for the Short-Intermediate U.S. Government Income Fund.
  The Fund is managed by Madeline Gish, who leads the taxable short-duration team. Her eight-year investment career includes specialization in managing short-duration taxable portfolios and taxable money market mutual funds.

PERFORMANCE SUMMARY
  During the three-month reporting period, the Stagecoach Short-Intermediate U.S. Government Income Fund's Class A net asset value increased from $9.95 on March 31, 1998, to $9.97 on June 30, 1998. The Fund distributed $0.13 per share in dividend income and no capital gains were distributed during this period. Keep in

Short-Intermediate U.S. Government Income Fund INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate was 5.22% for Class A shares, based on an annualization of June's monthly dividend of $0.045 per share and the maximum offering price of $10.28 on June 30, 1998.

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                                    51
PORTFOLIO TURNOVER RATIO                            12%
WEIGHTED AVERAGE COUPON                             6.87%
WEIGHTED AVERAGE MATURITY                           4.91 years
AVERAGE CREDIT QUALITY                              AA1

                                        CLASS A      CLASS B
NAV                                         9.97         9.97
DISTRIBUTION RATE                          5.22%        5.01%
SEC YIELD                                  5.55%        5.10%

Please refer to important disclosures on page 15.

  For the three-month period ended June 30, 1998, the Class A shares of the Short-Intermediate U.S. Government Income Fund returned 1.54%, excluding sales charges. For the same time period, the Fund's Institutional class returned 1.56%. Overall, we remained very competitive with our benchmark, the Lehman Brothers Treasury Note Index, which returned 1.54% in the same period. The competitive performance of the Fund was due to several steps taken to implement our total return strategy. We decreased our mortgage exposure to maintain income for the Fund. This was a result of the current interest rate environment, where we've seen an increased prepayment risk in the mortgage-backed securities sector as prepayment occurred when homeowners refinanced out of their existing mortgages into ones with lower interest rates. In addition, as corporate spreads widened compared to treasuries, we maintained our

INVESTMENT ADVISOR COMMENTARY Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

exposure to higher yielding bonds, particularly corporate bonds. Keep in mind that past performance is no guarantee of future results.

PORTFOLIO ALLOCATION
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Federal Agencies           45%
Corporate Bonds            32%
Treasury Notes             16%
Cash                        3%
Foreign Bonds               2%
Treasury Bonds              2%

PORTFOLIO REVIEW
  The Fund is managed with a total return strategy that attempts to balance reasonable risk with competitive income and capital appreciation. Investment quality, maturity and duration are carefully examined as the Fund's managers employ a top-down approach. This approach involves analysis of historical interest rate shifts in an attempt to predict changes in Federal Reserve policy, which would ultimately affect the strategy of the Fund.
  As of June 30, 1998, the Fund held 45% of the portfolio in federal agency securities. This allocation helped to maintain a degree of stability and credit quality for the Fund. Some of these securities are backed by the full faith and credit of the United States, which has never defaulted on interest or principal payments. As with all mutual funds, the Fund is guaranteed neither by the U.S. Government nor any of its agencies.
  With 32% of the portfolio invested in corporate bonds on June 30, 1998, we attempted to gain potential income and capital appreciation by maintaining a high level of corporate exposure. On a similar note, we slightly lowered our exposure to mortgage-backed securities due to the increased prepayment risk associated with the flat interest rate environment.
  To maintain liquidity, we held 16% of the portfolio in U.S. Treasury notes at the end of the three month reporting period. In this interest rate environment, we determined it prudent to use these liquid assets to alter the Fund's duration. This strategy allowed the Fund to capture increased current income while preserving capital.
  The majority of the securities in the top ten holdings were acquired during the Fund's growth phase and contributed to its growth. Some are higher yielding corporate bonds that contribute to the Fund's income level. Overall, these bonds have longer durations, which helps

Short-Intermediate U.S. Government Income Fund INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

to maximize the Fund's income potential but also increases the Fund's volatility in a changing interest rate environment.
  Assets in the Short-Intermediate U.S. Government Income Fund increased due to its consolidation with the Intermediate Bond Fund, which added over $57.7 million in assets. The number of issues in the Fund also grew from 28 bonds and notes on March 31, 1998 to 51 on June 30, 1998. The additional assets have been diversified according to the investment policies of the Fund, and should provide current income for the portfolio.

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                               % OF PORTFOLIO
FHLB, 5.53%                                       5.9%
PACIFIC GAS & ELECTRIC, 7.88%                     3.9%
FHLMC, 6.79%                                      3.9%
FHLMC, 7.01%                                      3.8%
FIRST BANK CORP., 6.40%                           3.8%
FNMA, 6.16%                                       3.8%
U.S. T-NOTE, 5.88%                                3.8%
FNMA, 6.18%                                       3.7%
U.S. T-NOTE, 5.88%                                3.6%
U.S. T-NOTE, 7.88%                                3.3%

STRATEGIC OUTLOOK
  The nation's economy continues to be healthy but we believe that it may weaken over time. The Asian crisis may cause further effects such as increasing the strength of the U.S. dollar and slowing inflation. Given these views, we do not feel that the Federal Reserve Board will raise interest rates in the near future. We feel that long-term interest rates may drift lower and short-term rates will remain stable.
  Based on this outlook, we intend to position the Fund with a longer duration to capture the potential for income and capital appreciation. Our management team has extensive experience in the bond market, enabling us

INVESTMENT ADVISOR COMMENTARY Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

to respond quickly to economic conditions and market events. We will continue to watch the events in Asia and monitor the region's impact on corporate profitability. This will help us remain sensitive to the performance of the Fund's corporate bond holdings. While we intend to maintain our corporate bond exposure, we may decrease it slightly if the U.S. economy experiences a dramatic slowdown as a result of the events overseas. As always, we will continue our focus on providing investors with current income and preservation of capital.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

 Past performance is no guarantee of future results.

Short-Intermediate U.S. Government Income Fund           PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

GROWTH OF A $10,000 INVESTMENT
Class A and Institutional Class shares
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    STAGECOACH SHORT-INTERMEDIATE
              U.S. GOVERNMENT INCOME FUND CLASS A SHARES       LEHMAN BROTHERS TREASURY NOTE INDEX
Oct-93                                               $9,700                                   $10,000
Nov-93                                               $9,715                                    $9,950
Dec-93                                               $9,745                                    $9,991
Jan-94                                               $9,807                                   $10,090
Feb-94                                               $9,748                                    $9,948
Mar-94                                               $9,695                                    $9,804
Apr-94                                               $9,661                                    $9,741
May-94                                               $9,689                                    $9,748
Jun-94                                               $9,697                                    $9,750
Jul-94                                               $9,756                                    $9,877
Aug-94                                               $9,753                                    $9,906
Sep-94                                               $9,632                                    $9,824
Oct-94                                               $9,626                                    $9,827
Nov-94                                               $9,570                                    $9,782
Dec-94                                               $9,608                                    $9,813
Jan-95                                               $9,759                                    $9,973
Feb-95                                               $9,937                                   $10,163
Mar-95                                               $9,988                                   $10,219
Apr-95                                              $10,074                                   $10,337
May-95                                              $10,300                                   $10,629
Jun-95                                              $10,361                                   $10,699
Jul-95                                              $10,364                                   $10,704
Aug-95                                              $10,434                                   $10,790
Sep-95                                              $10,495                                   $10,862
Oct-95                                              $10,597                                   $10,983
Nov-95                                              $10,710                                   $11,117
Dec-95                                              $10,825                                   $11,228
Jan-96                                              $10,919                                   $11,325
Feb-96                                              $10,825                                   $11,204
Mar-96                                              $10,762                                   $11,149
Apr-96                                              $10,720                                   $11,117
May-96                                              $10,695                                   $11,111
Jun-96                                              $10,796                                   $11,221
Jul-96                                              $10,825                                   $11,255
Aug-96                                              $10,823                                   $11,269
Sep-96                                              $10,971                                   $11,414
Oct-96                                              $11,108                                   $11,600
Nov-96                                              $11,265                                   $11,739
Dec-96                                              $11,216                                   $11,675
Jan-97                                              $11,288                                   $11,719
Feb-97                                              $11,327                                   $11,736
Mar-97                                              $11,253                                   $11,667
Apr-97                                              $11,382                                   $11,798
May-97                                              $11,456                                   $11,890
Jun-97                                              $11,549                                   $11,991
Jul-97                                              $11,764                                   $12,215
Aug-97                                              $11,707                                   $12,166
Sep-97                                              $11,825                                   $12,299
Oct-97                                              $11,950                                   $12,443
Nov-97                                              $11,970                                   $12,471
Dec-97                                              $12,065                                   $12,573
Jan-98                                              $12,229                                   $12,742
Feb-98                                              $12,204                                   $12,725
Mar-98                                              $12,230                                   $12,764
Apr-98                                              $12,284                                   $12,824
May-98                                              $12,376                                   $12,912
Jun-98                                              $12,419                                   $12,999

                          STAGECOACH SHORT-INTERMEDIATE
             U.S. GOVERNMENT INCOME FUND INSTITUTIONAL CLASS SHARES
Oct-93                                                         $10,000
Nov-93                                                         $10,015
Dec-93                                                         $10,047
Jan-94                                                         $10,110
Feb-94                                                         $10,050
Mar-94                                                          $9,995
Apr-94                                                          $9,960
May-94                                                          $9,989
Jun-94                                                          $9,997
Jul-94                                                         $10,058
Aug-94                                                         $10,055
Sep-94                                                          $9,930
Oct-94                                                          $9,924
Nov-94                                                          $9,866
Dec-94                                                          $9,905
Jan-95                                                         $10,061
Feb-95                                                         $10,244
Mar-95                                                         $10,297
Apr-95                                                         $10,385
May-95                                                         $10,619
Jun-95                                                         $10,681
Jul-95                                                         $10,684
Aug-95                                                         $10,756
Sep-95                                                         $10,819
Oct-95                                                         $10,924
Nov-95                                                         $11,041
Dec-95                                                         $11,160
Jan-96                                                         $11,257
Feb-96                                                         $11,160
Mar-96                                                         $11,095
Apr-96                                                         $11,052
May-96                                                         $11,026
Jun-96                                                         $11,130
Jul-96                                                         $11,159
Aug-96                                                         $11,158
Sep-96                                                         $11,301
Oct-96                                                         $11,445
Nov-96                                                         $11,609
Dec-96                                                         $11,557
Jan-97                                                         $11,631
Feb-97                                                         $11,672
Mar-97                                                         $11,593
Apr-97                                                         $11,740
May-97                                                         $11,818
Jun-97                                                         $11,915
Jul-97                                                         $12,128
Aug-97                                                         $12,068
Sep-97                                                         $12,192
Oct-97                                                         $12,322
Nov-97                                                         $12,344
Dec-97                                                         $12,444
Jan-98                                                         $12,619
Feb-98                                                         $12,591
Mar-98                                                         $12,619
Apr-98                                                         $12,674
May-98                                                         $12,771
Jun-98                                                         $12,815

THE RETURNS OF CLASS B SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO THE DIFFERENT EXPENSES AND LOAD STRUCTURE.

The accompanying chart compares the performance of the Stagecoach Short-Intermediate U.S. Government Income Fund Class A and Institutional Class shares since inception with the Lehman Brothers Treasury Note Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%. The Lehman Brothers Treasury
Note Index is an unmanaged index of U.S. Treasury 2-10 year notes. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE           Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                                                                             SINCE
                                                    YEAR-TO-    1-    3-   10/27/93
                                                      DATE     YEAR  YEAR  INCEPTION
CLASS A                                               2.93     7.53  6.22    5.44
CLASS B                                               2.69     6.95  5.60    4.80
INSTITUTIONAL
CLASS                                                 2.99     7.55  6.26    5.46

INCLUDING SALES CHARGE

                                                                             SINCE
                                                    YEAR-TO-    1-    3-   10/27/93
                                                      DATE     YEAR  YEAR  INCEPTION
CLASS A                                              (0.18)    4.32  5.17    4.75
CLASS B                                              (2.31)    1.95  4.69    4.43
INSTITUTIONAL
CLASS                                                  N/A     N/A   N/A      N/A

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

For Class A shares, the maximum front-end sales charge is 3.00%. The maximum contingent deferred sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes the maximum contingent deferred sales charge for the corresponding time period.

Short-Term Government-Corporate Income Fund  INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

  The Stagecoach Short-Term Government-Corporate Income Fund seeks to provide investors with current income while preserving capital by investing primarily in a portfolio consisting of short-term U.S. government securities and corporate bonds.
  Please note that on May 1, 1998, the Fund was closed to new investors and additional purchases. We also have changed the Fund's fiscal year-end to June 30 from December 31. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.
  Madeline Gish and Jeffrey Weaver are co-portfolio managers of the Short-Term Government-Corporate Income Fund. A chartered financial analyst, Ms. Gish specializes in short-duration taxable portfolios and taxable money market mutual funds. Mr. Weaver's fixed income experience includes a concentration in short-duration taxable portfolios and money market funds.

PERFORMANCE SUMMARY
  During the six-month reporting period, the Stagecoach Short-Term Government-Corporate Income Fund's net asset value decreased from $4.98 on December 31, 1997, to $4.97 on June 30, 1998. The Fund distributed $0.14 per share in dividend income and no capital gains were paid out by the Fund.
  The Fund's distribution rate for the period ended June 30, 1998 was 5.46%, based on an annualization of June's monthly dividend of $0.0233 and the maximum offering price of $5.12 on June 30, 1998. Keep in mind that past performance is no guarantee of future results.

INVESTMENT ADVISOR COMMENTARY  Short-Term Government-Corporate Income Fund
------------------------------------------------------------------------

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                                    18
PORTFOLIO TURNOVER RATIO                            73%
WEIGHTED AVERAGE COUPON                             6.13%
WEIGHTED AVERAGE MATURITY                           1.11 years
AVERAGE CREDIT QUALITY                              AA1

                                            CLASS A
NAV                                         4.97
DISTRIBUTION RATE                           5.46%
SEC YIELD                                   5.28%

Please refer to important disclosures on page 21.

  During the six-months ended June 30, 1998, the Fund reported a 2.64% cumulative total return, exclusive of sales load. The benchmark for the Fund, the Merrill Lynch One Year U.S. Treasury Bill Index, returned 2.80% for the same time period. Overall, the Fund slightly underperformed its benchmark, however, we are pleased with this performance in a flat interest rate environment. We shifted portfolio allocation to corporate bonds and lengthened the average portfolio duration of the Fund to take advantage of higher income, which contributed to the Fund's performance.
  The flat interest rate environment caused price appreciation to become less of a factor in overall performance, making income more important. As a result, we applied strategies to maintain high income within the Fund. For example, as corporate bond interest rate spreads widened compared to treasuries interest rate spreads, we increased our exposure to higher yielding bonds, particularly corporate bonds.

PORTFOLIO REVIEW
  The Fund is managed with a total return strategy that attempts to balance reasonable risk with competitive income and capital appreciation. Investment quality, maturity and duration are carefully examined as the Fund's managers employ a top-down approach. This approach involves analyzing factors such as where inter-

Short-Term Government-Corporate Income Fund  INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

est rates are headed and what moves the Federal Reserve Board might make. The Fund's management team has extensive experience in the bond market and is able to respond quickly to economic conditions and market events, allowing the Fund to capture current income consistent with prudent risk.

PORTFOLIO ALLOCATION
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash                        7%
Treasury Notes             14%
Federal Agencies           39%
Corporate Bonds            40%

  Currently, 40% of the portfolio is invested in corporate bonds in an attempt to capture higher yields and capital appreciation. In addition, we allocated 14% to U.S. Treasury notes in order to maintain liquidity for Fund redemptions and portfolio changes.
  Many of the securities in the top ten holdings were acquired during the Fund's growth phase and contributed to its growth. First Chicago Corporation is an example of a higher yielding corporate bond that contributed to the Fund's income level. Overall, these bonds have longer durations, which helps to maximize the Fund's income potential but which also increases the Fund's volatility in a changing interest rate environment.

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                              % OF PORTFOLIO
FNMA, 5.83%                                     15.8%
U.S. T-NOTE, 5.63%                              10.3%
FHLB, 5.81%                                      7.9%
FNMA, 5.71%                                      7.9%
FNMA, 5.43%                                      7.9%
FIRST CHICAGO CORP., 9.88%                       4.1%
DONNELLEY & SONS, 7.96%                          4.1%
ASSOCIATES CORP., 8.00%                          4.1%
SEARS ROEBUCK CO., 8.45%                         4.0%
SOCIETE GENERALE, 5.92%                          4.0%

  We extended the Fund's duration slightly. This positioning kept the Fund competitive and provided consistent income and a strong performance.
  As the Fund is closed to new purchases, we thank you for your investment in the Stagecoach Short-Term Government-Corporate Income Fund and hope you have

INVESTMENT ADVISOR COMMENTARY  Short-Term Government-Corporate Income Fund
------------------------------------------------------------------------

found an alternative investment within the Stagecoach Family of Funds. Currently, we offer over 30 mutual funds and we are confident that your financial consultant can assist you in selecting a Stagecoach Fund to meet your investment needs.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market Fund's advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

Short-Term Government-Corporate Income Fund              PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                       MERRILL LYNCH ONE YEAR U.S. TREASURY BILL
             STAGECOACH SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND                      INDEX
Inception                                                     $9,700                                       $10,000
Sep-94                                                        $9,714                                       $10,015
Oct-94                                                        $9,744                                       $10,054
Nov-94                                                        $9,696                                       $10,049
Dec-94                                                        $9,727                                       $10,083
Jan-95                                                        $9,837                                       $10,184
Feb-95                                                        $9,962                                       $10,273
Mar-95                                                        $9,995                                       $10,333
Apr-95                                                       $10,059                                       $10,392
May-95                                                       $10,129                                       $10,485
Jun-95                                                       $10,181                                       $10,545
Jul-95                                                       $10,229                                       $10,597
Aug-95                                                       $10,279                                       $10,648
Sep-95                                                       $10,311                                       $10,692
Oct-95                                                       $10,384                                       $10,756
Nov-95                                                       $10,457                                       $10,820
Dec-95                                                       $10,510                                       $10,881
Jan-96                                                       $10,602                                       $10,950
Feb-96                                                       $10,585                                       $10,963
Mar-96                                                       $10,592                                       $10,993
Apr-96                                                       $10,619                                       $11,031
May-96                                                       $10,648                                       $11,071
Jun-96                                                       $10,696                                       $11,130
Jul-96                                                       $10,746                                       $11,172
Aug-96                                                       $10,774                                       $11,224
Sep-96                                                       $10,844                                       $11,301
Oct-96                                                       $10,939                                       $11,384
Nov-96                                                       $10,989                                       $11,440
Dec-96                                                       $11,018                                       $11,479
Jan-97                                                       $11,070                                       $11,536
Feb-97                                                       $11,118                                       $11,578
Mar-97                                                       $11,129                                       $11,607
Apr-97                                                       $11,206                                       $11,676
May-97                                                       $11,284                                       $11,748
Jun-97                                                       $11,338                                       $11,817
Jul-97                                                       $11,417                                       $11,902
Aug-97                                                       $11,427                                       $11,939
Sep-97                                                       $11,504                                       $12,003
Oct-97                                                       $11,582                                       $12,069
Nov-97                                                       $11,612                                       $12,105
Dec-97                                                       $11,669                                       $12,162
Jan-98                                                       $11,748                                       $12,241
Feb-98                                                       $11,776                                       $12,272
Mar-98                                                       $11,809                                       $12,335
Apr-98                                                       $11,864                                       $12,393
May-98                                                       $11,921                                       $12,443
Jun-98                                                       $11,977                                       $12,503

The accompanying chart compares the performance of the Stagecoach Short-Term Government-Corporate Income Fund since inception with the Merrill Lynch One Year U.S. Treasury Bill Index. The chart assumes a hypothetical $10,000 initial investment and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%. The Merrill Lynch One Year U.S. Treasury Bill Index is an unmanaged index while the Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE              Short-Term Government-Corporate Income Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (AS OF JUNE 30, 1998)
EXCLUDING SALES CHARGE

                                                                                SINCE
                                                    YEAR-TO-     1-     3-     9/19/94
                                                      DATE      YEAR   YEAR   INCEPTION
CLASS A                                               2.64      5.64   5.56      5.72

INCLUDING SALES CHARGE

                                                                                               SINCE
                                                     YEAR-TO-        1-           3-          9/19/94
                                                       DATE         YEAR         YEAR        INCEPTION
CLASS A                                                  (0.36)        2.55         4.53          4.90

Performance shown for the Short-Term Government-Corporate Income Fund reflects performance of the shares of the Overland Short-Term Government-Corporate Income Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Fund.

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

The maximum front-end sales charge is 3.00%.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

INVESTMENT ADVISOR COMMENTARY                        U.S. Government Income Fund
------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND

  The Stagecoach U.S. Government Income Fund (the "Fund") seeks to achieve a long-term rate of total return through preserving capital and earning high interest income. The Fund has the ability to invest in mortgage-backed securities guaranteed by the U.S. Government, providing the stability of a high credit quality portfolio.
  Please note that we have changed the Fund's fiscal year-end to June 30 from December 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last six months. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.
  Paul Single and Scott Smith are co-managers of the U.S. Government Income Fund. Managing fixed income portfolios for Wells Fargo Bank since 1988, Mr. Single specializes in asset-backed securities and fixed income investing. Mr. Smith has 12 years of experience in the securities industry with a specialty in intermediate corporate and government bonds. Together, they bring fixed income expertise to the Fund.

PERFORMANCE SUMMARY
  During the six-month reporting period, the Stagecoach U.S. Government Income Fund's Class A net asset value increased from $10.88 on December 31, 1997, to $10.93 on June 30, 1998. The Fund distributed $0.30 per share in dividend income and no capital gains have been distributed by the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for the period ending June 30, 1998 was 5.24%, based on an annualization of June's monthly dividend of $0.050 per share and the maximum offering price of $11.45 on June 30, 1998. Past performance is no guarantee of future results.

U.S. Government Income Fund                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                          77
PORTFOLIO TURNOVER RATIO                  245%
WEIGHTED AVERAGE COUPON                   7.15%
WEIGHTED AVERAGE MATURITY                 22.00 years
AVERAGE CREDIT QUALITY                    AAA

                                 CLASS A      CLASS B     CLASS C
NAV                                 10.93        10.76   10.76
DISTRIBUTION RATE                   5.24%        4.80%   4.80%
SEC YIELD                           5.18%        4.72%   4.73%
Please refer to important disclosures on pages 28 and 29.

  For the six months ended June 30, 1998, the Fund reported Class A share returns of 3.23%, exclusive of sales charges, and the Institutional Class shares returned 3.32%. The Fund underperformed its benchmark, the Lehman Brothers U.S. Government Long Bond Index. This index returned 6.25% over the same period. Compared to the benchmark index, we extended the Fund's duration due to the flat interest rate environment. As the yield curve flattened, the Fund's long-term Treasuries offered some gains for the Fund. In an attempt to manage prepayment risk, we added longer Treasuries and purchased lower coupon mortgages, which were less susceptible to refinancing. These strategic moves contributed to the Fund's performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Federal Agencies              87%
U.S. Treasury Bonds            7%
U.S. Treasury Notes            2%
Cash                           4%

PORTFOLIO REVIEW
  The Fund is managed with a total return strategy that balances reasonable risk with competitive income and capital preservation. The Fund's portfolio managers carefully review investment quality, maturity and duration in an attempt to provide consistent income and strong performance over time. With an expertise in the economic factors that can affect mortgage-backed securities, the Fund's portfolio managers employ a top-down approach and closely manage duration to provide stability and high-interest income for the Fund.

INVESTMENT ADVISOR COMMENTARY                        U.S. Government Income Fund
------------------------------------------------------------------------

  Overall, we have taken a conservative approach to the Fund's portfolio, which is part of our total return strategy. As of June 30, 1998, the Fund had invested 87% of its assets in federal agency securities, some of which are backed by the full faith and credit of the U.S. Government, which has never defaulted on interest or principal payments. As with all mutual funds, the Fund is neither insured nor guaranteed by the U.S. Government or any of its agencies. This investment-grade portfolio helps the Fund provide regular income, preserve capital and maintain liquidity.
  In addition, the Fund does not own any exotic securities, such as interest-only and principal-only bonds, as these types of bonds tend to exhibit increased price volatility. The Fund is managed with a total return strategy that balances reasonable risk with competitive income, capital preservation, as well as the potential for capital appreciation, and these securities do not meet our standards. We attempt to purchase higher quality issues to better maintain the Fund's share price stability.
  As of June 30, 1998, the portfolio was heavily weighted in mortgage-backed securities, which represented 73% of the Fund's assets. This allocation could change, however, depending on the direction of the U.S. economy, specifically interest rates. Based on our management style, we search for bonds based on their value and expected performance. In addition, we continually examine our mortgage-backed and Treasury exposure. For example, if we think that interest rates will decline, we will reduce our exposure to mortgage-backed bonds and increase our Treasury exposure. This is done primarily to manage prepayment risk and lengthen the Fund's duration by purchasing longer Treasuries.
  Given the low interest rate environment, we positioned the Fund with a slightly longer duration than the benchmark. We have also maintained the average coupon of mortgage-backed securities at 6 7/8% to capture opportunities for high income. The addition of Treasuries with longer durations also helped the Fund's performance by adding the potential for capital

U.S. Government Income Fund                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

appreciation within this interest rate environment. Longer durations also, however, increase the Fund's volatility in a changing interest rate environment.

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                               % OF PORTFOLIO
FNMA, 5.75%                                       6.0%
U.S. T-BOND, 10.38%                               5.4%
GNMA POOL #467791, 7.50%                          4.1%
FNMA TBA, 7.00%                                   4.1%
FNMA POOL #251615, 7.50%                          4.1%
FNMA POOL #251700, 6.50%                          4.1%
FNMA POOL #430194, 7.00%                          4.1%
FNMA, 5.63%                                       4.0%
FNMA POOL #251759, 6.00%                          4.0%
FNMA POOL #430040, 6.50%                          4.0%

STRATEGIC OUTLOOK
  The Asian crisis may cause further effects such as a growing strength of the U.S. dollar and a slowing of inflation. As a result, we believe that while the nation's economy continues to be healthy, it may eventually weaken over time. We also feel that interest rates may drift lower and short-term rates will remain stable without much interference this year from the Federal Reserve Board.
  As a result, we intend to maintain the Fund at its current positioning with a bias toward longer duration. This will help us continue to capture the potential for income and capital appreciation. Should interest rates continue to drop, we will also increase our exposure to U.S. Treasury securities and decrease our exposure to mortgage-backed securities. As always, we will closely monitor the Fund's NAV as we seek to ensure a balance between income, stability and price appreciation.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield

INVESTMENT ADVISOR COMMENTARY                        U.S. Government Income Fund
------------------------------------------------------------------------

 figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

 Past performance is no guarantee of future results.

U.S. Government Income Fund                              PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND

GROWTH OF A $10,000 INVESTMENT
Class A and Institutional Class shares

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STAGECOACH U.S. GOVERNMENT        LEHMAN BROTHERS U.S. GOVERNMENT            STAGECOACH U.S. GOVERNMENT
               INCOME FUND CLASS A SHARES                LONG BOND INDEX              INCOME FUND INSTITUTIONAL CLASS SHARES
Inception                             $9,550                                $10,000                                    $10,000
Apr-88                                $9,550                                 $9,820                                    $10,000
May-88                                $9,499                                 $9,669                                     $9,947
Jun-88                                $9,716                                $10,079                                    $10,174
Jul-88                                $9,691                                 $9,877                                    $10,148
Aug-88                                $9,696                                 $9,919                                    $10,153
Sep-88                                $9,945                                $10,291                                    $10,414
Oct-88                               $10,065                                $10,605                                    $10,540
Nov-88                                $9,920                                $10,367                                    $10,387
Dec-88                                $9,860                                $10,503                                    $10,324
Jan-89                               $10,036                                $10,727                                    $10,509
Feb-89                                $9,960                                $10,506                                    $10,429
Mar-89                                $9,965                                $10,619                                    $10,435
Apr-89                               $10,146                                $10,890                                    $10,624
May-89                               $10,463                                $11,293                                    $10,956
Jun-89                               $10,772                                $11,942                                    $11,279
Jul-89                               $10,987                                $12,224                                    $11,504
Aug-89                               $10,800                                $11,896                                    $11,309
Sep-89                               $10,879                                $11,931                                    $11,392
Oct-89                               $11,174                                $12,411                                    $11,701
Nov-89                               $11,287                                $12,526                                    $11,819
Dec-89                               $11,321                                $12,502                                    $11,854
Jan-90                               $11,206                                $12,047                                    $11,734
Feb-90                               $11,257                                $12,011                                    $11,788
Mar-90                               $11,286                                $11,959                                    $11,818
Apr-90                               $11,169                                $11,666                                    $11,695
May-90                               $11,564                                $12,214                                    $12,109
Jun-90                               $11,755                                $12,499                                    $12,309
Jul-90                               $11,889                                $12,616                                    $12,449
Aug-90                               $11,557                                $12,076                                    $12,102
Sep-90                               $11,689                                $12,215                                    $12,240
Oct-90                               $11,893                                $12,499                                    $12,454
Nov-90                               $12,242                                $13,026                                    $12,819
Dec-90                               $12,473                                $13,285                                    $13,060
Jan-91                               $12,681                                $13,445                                    $13,279
Feb-91                               $12,744                                $13,509                                    $13,345
Mar-91                               $12,759                                $13,562                                    $13,360
Apr-91                               $12,910                                $13,734                                    $13,518
May-91                               $12,937                                $13,723                                    $13,547
Jun-91                               $12,865                                $13,620                                    $13,471
Jul-91                               $13,094                                $13,834                                    $13,711
Aug-91                               $13,491                                $14,314                                    $14,127
Sep-91                               $13,878                                $14,766                                    $14,532
Oct-91                               $13,893                                $14,790                                    $14,548
Nov-91                               $13,922                                $14,870                                    $14,578
Dec-91                               $14,728                                $15,770                                    $15,422
Jan-92                               $14,327                                $15,274                                    $15,003
Feb-92                               $14,357                                $15,368                                    $15,034
Mar-92                               $14,244                                $15,202                                    $14,915
Apr-92                               $14,240                                $15,185                                    $14,911
May-92                               $14,622                                $15,616                                    $15,311
Jun-92                               $14,812                                $15,836                                    $15,510
Jul-92                               $15,255                                $16,500                                    $15,973
Aug-92                               $15,370                                $16,614                                    $16,094
Sep-92                               $15,528                                $16,865                                    $16,260
Oct-92                               $15,275                                $16,510                                    $15,995
Nov-92                               $15,364                                $16,586                                    $16,088
Dec-92                               $15,650                                $17,046                                    $16,388
Jan-93                               $15,935                                $17,532                                    $16,686
Feb-93                               $16,236                                $18,128                                    $17,001
Mar-93                               $16,284                                $18,171                                    $17,051
Apr-93                               $16,377                                $18,306                                    $17,149
May-93                               $16,411                                $18,366                                    $17,184
Jun-93                               $16,841                                $19,148                                    $17,634
Jul-93                               $16,951                                $19,470                                    $17,750
Aug-93                               $17,355                                $20,270                                    $18,173
Sep-93                               $17,452                                $20,337                                    $18,274
Oct-93                               $17,502                                $20,488                                    $18,326
Nov-93                               $17,238                                $19,957                                    $18,050
Dec-93                               $17,319                                $20,019                                    $18,136
Jan-94                               $17,546                                $20,497                                    $18,372
Feb-94                               $17,196                                $19,657                                    $18,007
Mar-94                               $16,755                                $18,792                                    $17,544
Apr-94                               $16,602                                $18,569                                    $17,385
May-94                               $16,580                                $18,440                                    $17,361
Jun-94                               $16,491                                $18,260                                    $17,268
Jul-94                               $16,814                                $18,884                                    $17,606
Aug-94                               $16,807                                $18,739                                    $17,599
Sep-94                               $16,473                                $18,147                                    $17,249
Oct-94                               $16,387                                $18,079                                    $17,159
Nov-94                               $16,335                                $18,193                                    $17,105
Dec-94                               $16,486                                $18,472                                    $17,263
Jan-95                               $16,808                                $18,952                                    $17,600
Feb-95                               $17,184                                $19,494                                    $17,994
Mar-95                               $17,252                                $19,663                                    $18,065
Apr-95                               $17,493                                $20,011                                    $18,318
May-95                               $18,243                                $21,554                                    $19,103
Jun-95                               $18,470                                $21,806                                    $19,340
Jul-95                               $18,327                                $21,452                                    $19,190
Aug-95                               $18,569                                $21,932                                    $19,444
Sep-95                               $18,778                                $22,340                                    $19,663
Oct-95                               $19,072                                $22,963                                    $19,971
Nov-95                               $19,387                                $23,552                                    $20,301
Dec-95                               $19,671                                $24,180                                    $20,598
Jan-96                               $19,806                                $24,173                                    $20,740
Feb-96                               $19,148                                $23,001                                    $20,050
Mar-96                               $18,934                                $22,547                                    $19,826
Apr-96                               $18,716                                $22,169                                    $19,598
May-96                               $18,654                                $22,053                                    $19,533
Jun-96                               $18,840                                $22,527                                    $19,728
Jul-96                               $18,887                                $22,539                                    $19,777
Aug-96                               $18,880                                $22,252                                    $19,770
Sep-96                               $19,127                                $22,873                                    $20,028
Oct-96                               $19,549                                $23,775                                    $20,470
Nov-96                               $19,880                                $24,573                                    $20,817
Dec-96                               $19,650                                $23,979                                    $20,576
Jan-97                               $19,718                                $23,806                                    $20,648
Feb-97                               $19,716                                $23,820                                    $20,646
Mar-97                               $19,494                                $23,213                                    $20,413
Apr-97                               $19,766                                $23,777                                    $20,697
May-97                               $19,948                                $24,043                                    $20,888
Jun-97                               $20,170                                $24,510                                    $21,120
Jul-97                               $20,596                                $25,951                                    $21,566
Aug-97                               $20,483                                $25,235                                    $21,448
Sep-97                               $20,765                                $25,921                                    $21,743
Oct-97                               $21,032                                $26,792                                    $22,023
Nov-97                               $21,081                                $27,151                                    $22,074
Dec-97                               $21,364                                $27,604                                    $22,365
Jan-98                               $21,610                                $28,159                                    $22,623
Feb-98                               $21,582                                $27,962                                    $22,589
Mar-98                               $21,641                                $28,021                                    $22,650
Apr-98                               $21,697                                $28,127                                    $22,723
May-98                               $21,914                                $28,665                                    $22,942
Jun-98                               $22,055                                $29,330                                    $23,106

THE RETURNS FOR CLASS B AND CLASS C SHARES OF THE U.S. GOVERNMENT INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach U.S. Government Income Fund Class A and Institutional Class shares since inception with the Lehman Brothers U.S. Government Long Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%. The Lehman Brothers U.S. Government Long Bond Index is comprised of publicly issued long-term government debt securities and has an average maturity of 23-25 years while the Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE                              U.S. Government Income Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)

EXCLUDING SALES CHARGE

                                                    YEAR-TO-    1-    5-   10-
                                                      DATE     YEAR  YEAR  YEAR
CLASS A                                               3.23     9.35  5.54  8.54
CLASS B                                               2.98     8.33  4.70  7.83
CLASS C                                               2.88     8.33  4.70  7.83
INSTITUTIONAL
CLASS                                                 3.32     9.40  5.55  8.55

INCLUDING SALES CHARGE

                                                    YEAR-TO-    1-    5-   10-
                                                      DATE     YEAR  YEAR  YEAR
CLASS A                                              (1.39)    4.48  4.57  8.05
CLASS B                                              (2.02)    3.33  4.41  7.83
CLASS C                                               1.88     7.33  4.70  7.83
INSTITUTIONAL
CLASS                                                  N/A     N/A   N/A   N/A

Performance shown for the Class A, Class B, Class C and Institutional Class shares of certain of the Stagecoach Funds reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charge assumes the maximum contingent deferred sales charge for the corresponding time period.

Variable Rate Government Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

VARIABLE RATE GOVERNMENT FUND

  The Stagecoach Variable Rate Government Fund (the "Fund") seeks to earn a high level of current income, while reducing principal volatility by investing primarily in adjustable rate mortgage securities (ARMs) issued or guaranteed by the U.S. Government, its instrumentalities or agencies. The Fund is managed to achieve high monthly income while reducing principal volatility.
  Please note that we have changed the Fund's fiscal year-end to June 30 from December 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last six months. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.
  Paul Single and Scott Smith are co-managers of the Variable Rate Government Fund. Managing fixed income portfolios for Wells Fargo Bank since 1988, Mr. Single specializes in asset-backed securities and fixed income investing. Mr. Smith has 12 years of experience in the securities industry with a specialty in intermediate corporate and government bonds. Together, they bring fixed income expertise to the Fund.

PERFORMANCE SUMMARY
  During the six-month reporting period, the Stagecoach Variable Rate Government Fund's Class A share net asset value decreased from $9.23 on December 31, 1997, to $9.19 on June 30, 1998. The Fund distributed $0.24 per share in dividend income, and no capital gains were distributed from the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for the period ending June 30, 1998 for Class A shares was 4.84%, based on an annualization of June's monthly dividend of $0.0382 per share and the maximum offering price of $9.47 on June 30, 1998.

INVESTMENT ADVISOR COMMENTARY                      Variable Rate Government Fund
------------------------------------------------------------------------

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                                    27
PORTFOLIO TURNOVER RATIO                            45%
WEIGHTED AVERAGE COUPON                             6.99%
WEIGHTED AVERAGE MATURITY                           21.07 years
AVERAGE CREDIT QUALITY                              AG4

                                        CLASS A     CLASS C
NAV                                         9.19   13.79
DISTRIBUTION RATE                          4.84%   4.50%
SEC YIELD                                  5.23%   4.89%

Please refer to important disclosures on page 35.

  During the six months ended June 30, 1998, Class A shares of the Fund returned 2.16%, exclusive of sales charges. The Fund lagged its benchmark, the Lehman Brothers ARMs Index, which returned 3.94% for the same time period. The performance of the ARM Index was largely driven by the performance of a particular sector called the 11th District Cost of Funds Index (COFI) sector. We chose to be underweighted in this sector due to significant illiquidity and uncertainty regarding the future of the index. The 11th District COFI is the funding cost of all savings and loans in the 11th District, which is comprised of Arizona, California, and Nevada. Since most of the larger savings and loans in this district have been bought by savings and loans in other districts, there is significant uncertainty regarding the future of this benchmark. As a result, the ARM's tied to this index have substantially reduced liquidity.

PORTFOLIO REVIEW
  The Fund's managers employ a top-down strategy, examining overall economic conditions and interest rate movements. Utilizing this information, the Fund's portfolio allocation and duration is managed on an ongoing basis. The Fund's management team has extensive experience in the ARMs market and is able to quickly respond to economic conditions and market events.
  With our extensive experience in the ARMs market, we were able to respond quickly to the economic

Variable Rate Government Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

changes and interest rate environment, allowing the Fund to capture income consistent with prudent risk. As of June 30, 1998, we decreased overall exposure to ARMs within the portfolio to 74.9%, due to the current low-interest rate environment. In this environment, ARMs have a significant amount of prepayment risk. As a defensive measure, we maintained a significant portion of seasoned ARMs. These are older ARMs, which although they experience periods of lower interest rates, did not have a high rate of prepayment. While this allocation may slightly reduce income, the steps we have taken should help to maintain overall stability during this period of low interest rates.

PORTFOLIO ALLOCATION
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ARMS:                    FNMA      22.1%
                        FHLMC      21.6%
                         GNMA      31.2%
CMOs:                   FHLMC       8.6%
Treasury Notes                     16.0%
Cash Equivalent                     0.5%

  The bonds selected in the top ten holdings help maintain our strategy to manage prepayment risk. Overall, these securities have minimal prepayment risk and provide solid diversification, which may help to reduce principal volatility and maximize the Fund's income potential. We have the ability to invest in a broad range of mortgage securities, which provide additional diversification within the ARMs market.

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                               % OF PORTFOLIO
FHLMC POOL #846150, 7.75%                         7.4%
FNMA POOL #323186, 7.73%                          7.0%
GNMA II #8121, 6.87%                              6.5%
FHLMC REMIC, 6.50%                                6.1%
FHLMC POOL #846569, 7.27%                         6.1%
FNMA POOL #66397, 6.27%                           5.5%
FHLMC POOL #610303, 7.71%                         5.2%
GNMA II POOL #8076, 7.00%                         5.0%
U.S. T-BOND, 5.50%                                4.8%
GNMA II POOL #8303, 7.00%                         4.7%

STRATEGIC OUTLOOK
  The Asian crisis may cause further effects such as a growing strength of the U.S. dollar and a slowing of inflation. As a result, we may continue to see cheaper

INVESTMENT ADVISOR COMMENTARY                      Variable Rate Government Fund
------------------------------------------------------------------------

imports, which will contribute further to lower inflation. Given this, we believe that while the nation's economy continues to be healthy, it may eventually weaken over time with interest rates drifting lower and short-term rates remaining stable. Based on this outlook, we will continue our strategy of managing prepayment risk by further reducing the Fund's exposure to ARMs. Should interest rates remain low or continue to drift lower, we will continue these steps to help reduce principal volatility and maximize the Fund's income potential.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

Variable Rate Government Fund                            PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

VARIABLE RATE GOVERNMENT FUND

GROWTH OF A $10,000 INVESTMENT
Class A Shares

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   STAGECOACH VARIABLE RATE          LEHMAN BROTHERS
                GOVERNMENT FUND CLASS A SHARES         ARMS INDEX
Inception                                  $9,700              $10,000
Nov-90                                     $9,878              $10,086
Dec-90                                     $9,967              $10,197
Jan-91                                    $10,085              $10,291
Feb-91                                    $10,184              $10,360
Mar-91                                    $10,220              $10,432
Apr-91                                    $10,271              $10,527
May-91                                    $10,384              $10,587
Jun-91                                    $10,395              $10,635
Jul-91                                    $10,454              $10,719
Aug-91                                    $10,533              $10,847
Sep-91                                    $10,620              $10,947
Oct-91                                    $10,675              $11,057
Nov-91                                    $10,739              $11,163
Dec-91                                    $10,825              $11,309
Jan-92                                    $10,876              $11,381
Feb-92                                    $10,916              $11,409
Mar-92                                    $10,933              $11,364
Apr-92                                    $10,993              $11,487
May-92                                    $11,061              $11,590
Jun-92                                    $11,128              $11,711
Jul-92                                    $11,192              $11,762
Aug-92                                    $11,245              $11,862
Sep-92                                    $11,273              $11,927
Oct-92                                    $11,232              $11,829
Nov-92                                    $11,259              $11,846
Dec-92                                    $11,282              $11,958
Jan-93                                    $11,337              $12,080
Feb-93                                    $11,413              $12,186
Mar-93                                    $11,465              $12,241
Apr-93                                    $11,508              $12,313
May-93                                    $11,539              $12,343
Jun-93                                    $11,628              $12,472
Jul-93                                    $11,695              $12,530
Aug-93                                    $11,759              $12,605
Sep-93                                    $11,790              $12,607
Oct-93                                    $11,797              $12,612
Nov-93                                    $11,779              $12,578
Dec-93                                    $11,831              $12,673
Jan-94                                    $11,896              $12,758
Feb-94                                    $11,876              $12,717
Mar-94                                    $11,797              $12,616
Apr-94                                    $11,729              $12,549
May-94                                    $11,636              $12,539
Jun-94                                    $11,652              $12,567
Jul-94                                    $11,645              $12,644
Aug-94                                    $11,677              $12,706
Sep-94                                    $11,623              $12,654
Oct-94                                    $11,586              $12,643
Nov-94                                    $11,440              $12,608
Dec-94                                    $11,380              $12,674
Jan-95                                    $11,482              $12,884
Feb-95                                    $11,587              $13,143
Mar-95                                    $11,673              $13,206
Apr-95                                    $11,739              $13,346
May-95                                    $11,847              $13,562
Jun-95                                    $11,871              $13,618
Jul-95                                    $11,937              $13,667
Aug-95                                    $11,994              $13,676
Sep-95                                    $12,039              $13,773
Oct-95                                    $12,108              $13,859
Nov-95                                    $12,215              $13,977
Dec-95                                    $12,255              $14,083
Jan-96                                    $12,348              $14,181
Feb-96                                    $12,335              $14,213
Mar-96                                    $12,308              $14,238
Apr-96                                    $12,332              $14,257
May-96                                    $12,359              $14,298
Jun-96                                    $12,440              $14,400
Jul-96                                    $12,470              $14,470
Aug-96                                    $12,527              $14,557
Sep-96                                    $12,623              $14,669
Oct-96                                    $12,672              $14,836
Nov-96                                    $12,747              $14,979
Dec-96                                    $12,796              $15,027
Jan-97                                    $12,857              $15,114
Feb-97                                    $12,917              $15,198
Mar-97                                    $12,968              $15,227
Apr-97                                    $13,071              $15,346
May-97                                    $13,148              $15,441
Jun-97                                    $13,224              $15,543
Jul-97                                    $13,272              $15,677
Aug-97                                    $12,272              $15,718
Sep-97                                    $13,341              $15,847
Oct-97                                    $13,413              $15,951
Nov-97                                    $13,429              $15,956
Dec-97                                    $13,491              $16,064
Jan-98                                    $13,522              $16,172
Feb-98                                    $13,563              $16,208
Mar-98                                    $13,626              $16,316
Apr-98                                    $13,671              $16,386
May-98                                    $13,741              $16,465
Jun-98                                    $13,783              $16,547

THE RETURN FOR CLASS C SHARES OF THE VARIABLE RATE GOVERNMENT FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND SALES CHARGE.

The accompanying chart compares the performance of the Stagecoach Variable Rate Government Fund Class A shares since inception with the Lehman Brothers ARMs Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%. The Lehman Brothers ARMs Index is an unmanaged index comprised of agency-guaranteed securities with coupons that periodically adjust based on a spread over a published index. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE                            Variable Rate Government Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                                                                             SINCE
                                                    YEAR-TO-    1-    5-    11/1/90
                                                      DATE     YEAR  YEAR  INCEPTION
CLASS A                                               2.16     4.22  3.46    4.69
CLASS C                                               1.76     4.08  2.99    4.22

INCLUDING SALES CHARGE

                                                                             SINCE
                                                    YEAR-TO-    1-    5-    11/1/90
                                                      DATE     YEAR  YEAR  INCEPTION
CLASS A                                              (0.95)    1.07  2.83    4.27
CLASS C                                               0.77     3.09  2.99    4.22

Performance shown for the Class A and Class C shares of the Stagecoach Variable Rate Government Fund reflects performance of a predecessor portfolio with the same investment objective and policies as the Stagecoach Variable Rate Government Fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information. The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class C share performance with sales charge assumes the maximum contingent deferred sales charge for the corresponding time period.

Corporate Bond Fund                     PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             FOREIGN GOVERNMENTS - 6.57%
             FOREIGN GOVERNMENTS - 6.57%
$   100,000  Quebec Province                                      8.80 %         04/15/03  $     110,438
    130,000  Republic of Argentina                               11.00           10/09/06        137,962
    290,000  Republic of Poland++                                 7.13           07/01/04        299,425
    140,000  United Mexican States                                8.63           03/12/08        135,275
                                                                                           --------------
             TOTAL FOREIGN GOVERNMENTS                                                     $     683,100
             (Cost $691,800)

             CORPORATE BONDS & NOTES - 76.70%
             BANK & FINANCE - 22.08%
$   300,000  American Telephone & Telegraph Capital
               Corporation                                        6.60 %         05/15/05  $     302,250
    100,000  Associates Corporation of North America              6.73           09/30/02        103,045
    300,000  Citicorp Capital II                                  8.02           02/15/27        334,875
    100,000  Discover Credit Corporation                          9.14           03/13/12        126,321
    300,000  ERP Operating Limited Partnership++                  6.63           04/13/05        302,064
    300,000  Ford Motor Credit Corporation                        6.00           01/14/03        298,125
    100,000  General Motors Acceptance Corporation                6.13           01/22/08         98,250
    300,000  Household Finance Corporation                        6.40           06/17/08        297,000
    400,000  Nationsbank Corporation                              7.25           10/15/25        434,000
                                                                                           --------------
                                                                                           $   2,295,930

             INDUSTRIALS - 26.21%
$   300,000  Chrysler Corporation                                 7.45 %       02/01/2097  $     326,625
    200,000  CSC Holdings Incorporated                            9.88           05/15/06        219,500
    100,000  Dayton Hudson Corporation                            7.25           09/01/04        105,250
    150,000  Fort James Corporation                               6.88           09/15/07        153,750
    200,000  Frontiervision Operating Partners++                 11.00           10/15/06        221,500
    100,000  International Business Machines                      8.38           11/01/19        122,750
    400,000  J.C. Penny & Company                                 7.65           08/15/16        442,500
    200,000  News America Incorporated++                          6.70           05/21/04        202,228

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998                     Corporate Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
$   250,000  News American Holdings Incorporated                  9.25 %         02/01/13  $     300,625
    200,000  Owens-Illinois Incorporated                          7.50           05/15/10        201,250
    100,000  Raytheon Corporation                                 6.55           03/15/10        100,250
    300,000  Time Warner Incorporated                             8.11           08/15/06        329,250
                                                                                           --------------
                                                                                           $   2,725,478

             TELECOMMUNICATIONS - 10.31%
$   100,000  Adelphia Communications Corporation++                9.88 %         03/01/07  $     108,250
    300,000  Cable & Wireless Communications                      6.75           03/06/08        303,750
    100,000  Century Communications Corporation                   8.88           01/15/07        106,000
    300,000  Continental Cablevision                              8.30           05/15/06        331,500
    200,000  TCI Communications Incorporated                      8.65           09/15/04        222,500
                                                                                           --------------
                                                                                           $   1,072,000

             TRANSPORTATION - 2.91%
$   300,000  Union Pacific Corporation                            6.63 %         02/01/08  $     302,625

             UTILITIES - 3.92%
$   400,000  K N Energy Incorporated                              6.80 %         03/01/08  $     407,000

             ENERGY & RELATED - 5.33%
$   100,000  Noram Energy Corporation                             6.50 %         02/01/08  $     100,875
    405,000  Occidental Petroleum Corporation                    10.13           11/15/01        453,600
                                                                                           --------------
                                                                                           $     554,475

             FOOD & RELATED - 4.01%
$   200,000  Marsh Supermarkets Incorporated++                    8.88 %         08/01/07  $     204,500
    200,000  Randalls Food Markets Incorporated                   9.38           07/01/07        212,000
                                                                                           --------------
                                                                                           $     416,500

Corporate Bond Fund                     PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             HEALTHCARE - 1.93%
$   200,000  Tenet Healthcare Corporation++                       8.13 %         12/01/08  $     201,000
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $   7,975,008
             (Cost $7,936,630)

             U.S. TREASURY SECURITIES - 14.08%
             U.S. TREASURY BONDS - 14.08%
$ 1,100,000  U.S. Treasury Bonds                                  6.13 %         11/15/27  $   1,178,716
     15,000  U.S. Treasury Bonds                                  8.75           08/15/20         20,630
    170,000  U.S. Treasury Bonds                                 12.50           08/15/14        264,775
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $   1,464,121
             (Cost $1,453,735)

             SHORT-TERM INSTRUMENTS - 1.04%
             REPURCHASE AGREEMENTS - 1.04%
$   108,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75 %         07/01/98  $     108,000
             (Cost $108,000)

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998                     Corporate Bond Fund
------------------------------------------------------------------------

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $10,190,165)*                                      98.39%               $  10,230,229
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         1.61                      166,993
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  10,397,222
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

 ++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. ALL 144A PROGRAMS ARE EVALUATED FOR LIQUIDITY BASED UPON REVIEW OF THE PROSPECTUS WHICH INDICATES THE PROBABLE REGISTRATION DATE AND WERE DEEMED TO BE "LIQUID BY FUND MANAGEMENT." IN ADDITION, 144A SECURITIES ARE FREQUENTLY TRADED PRIOR TO THE EFFECTIVE REGISTRATION DATE. ALL 144A SECURITIES CAN ONLY BE PURCHASED AND/OR SOLD TO QUALIFIED INSTITUTIONAL BUYERS.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $       64,890
Gross Unrealized Depreciation          (24,826)
                                --------------
NET UNREALIZED APPRECIATION     $       40,064
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

Short-Intermediate U.S. Government Income Fund   PORTFOLIO OF INVESTMENTS - JUNE
30, 1998
--------------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             FOREIGN GOVERNMENTS - 2.26%
             FOREIGN GOVERNMENTS - 2.26%
$ 1,300,000  Province of Ontario Global Bond                      7.63 %        06/22/04   $   1,412,125
  1,500,000  Quebec Province                                      8.80          04/15/03       1,656,570
                                                                                           --------------
             TOTAL FOREIGN GOVERNMENTS                                                     $   3,068,695
             (Cost $2,995,550)

             CORPORATE BONDS & NOTES - 31.49%
             BANK & FINANCE - 8.51%
$ 5,000,000  First Bank Corporate Card Master Trust               6.40 %        02/15/03   $   5,133,950
    500,000  First Chicago NBD Bancorp                            8.10          03/01/02         531,250
  1,000,000  General Motors Acceptance Corp                       6.88          07/15/01       1,021,250
  1,000,000  Midland Bank Plc                                     7.63          06/15/06       1,075,000
  1,750,000  Norwest Corp                                         7.13          04/01/00       1,785,000
  1,000,000  NYNEX Credit Co                                      6.25          06/13/02       1,003,790
  1,000,000  Standard Credit Card Master Trust                    8.35          01/07/00       1,008,850
                                                                                           --------------
                                                                                           $  11,559,090

             INDUSTRIALS - 1.87%
$ 1,000,000  Lockheed Martin Co                                   6.85 %        05/15/01   $   1,020,000
  1,500,000  Mobil Oil Corp                                       6.25          08/31/01       1,515,000
                                                                                           --------------
                                                                                           $   2,535,000

             MISCELLANEOUS BONDS - 17.21%
$ 1,675,000  American Home Products                               7.70 %        02/15/00   $   1,721,062
  4,000,000  Anheuser-Busch Co                                    6.75          08/01/03       4,145,000
  2,000,000  Cable & Wire Communications PLC                      6.38          03/06/03       2,001,680
  2,000,000  Continental Cablevision                              8.30          05/15/06       2,210,000
  2,000,000  Ford Motor Credit                                    8.00          06/15/02       2,132,500
  4,000,000  Honeywell Inc                                        6.75          03/15/02       4,110,000
  3,800,000  Norwest Financial Inc                                6.38          09/15/02       3,838,798
  2,000,000  Sears Roebuck MTN                                    6.36          12/04/01       2,019,340
  1,150,000  Walt Disney Company                                  6.75          03/30/06       1,200,313
                                                                                           --------------
                                                                                           $  23,378,693

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998      Short-Intermediate U.S. Government
Income Fund
--------------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             UTILITIES - 3.90%
$ 5,000,000  Pacific Gas & Electric Co                            7.88 %        03/01/02   $   5,300,000
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $  42,772,783
             (Cost $41,937,618)

             U.S. GOVERNMENT AGENCY SECURITIES - 44.58%
             FEDERAL AGENCY - OTHER - 1.51%
$ 2,000,000  Tennessee Valley Authority                           6.50 %        08/20/01   $   2,046,240

             FEDERAL HOME LOAN BANKS - 8.72%
$ 8,000,000  FHLB                                                 5.53 %        01/15/03   $   7,946,000
  1,030,000  FHLB                                                 8.45          07/26/99       1,059,437
  2,760,000  FHLB                                                 8.60          06/25/99       2,837,280
                                                                                           --------------
                                                                                           $  11,842,717

             FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.48%
$ 4,000,000  FHLMC                                                6.49 %        07/16/02   $   4,011,240
  5,000,000  FHLMC                                                6.79          08/26/05       5,282,050
  5,000,000  FHLMC                                                7.01          07/11/07       5,177,350
  2,200,000  FHLMC                                                8.12          01/31/05       2,477,398
                                                                                           --------------
                                                                                           $  16,948,038

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.98%
$ 2,900,000  FNMA                                                 6.09 %        09/12/00   $   2,898,173
  5,000,000  FNMA                                                 6.16          12/18/07       5,100,000
  3,660,918  FNMA #313644+                                        7.00          08/01/27       3,713,196
  2,920,797  FNMA #50761                                          6.00          07/01/08       2,889,749
  5,000,000  FNMA MTN                                             6.18          06/23/00       5,048,800
  2,000,000  FNMA MTN                                             6.69          08/07/01       2,055,380
                                                                                           --------------
                                                                                           $  21,705,298

Short-Intermediate U.S. Government Income Fund   PORTFOLIO OF INVESTMENTS - JUNE
30, 1998
--------------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.35%
$ 1,084,580  GNMA #336930+                                        7.50 %        03/15/23   $   1,116,218
  1,301,695  GNMA #417389+                                        7.00          05/15/26       1,322,990
  1,477,364  GNMA #418261+                                        6.50          04/15/26       1,474,129
  1,782,716  GNMA #423779+                                        7.00          05/15/26       1,811,115
    171,464  GNMA II #157247+                                     9.50          05/20/16         183,883
                                                                                           --------------
                                                                                           $   5,908,335

             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 0.07%
$    87,203  FNMA 1993-G19+                                       7.25 %        04/25/23   $      92,298

             FEDERAL FARM CREDIT BANK - 1.47%
$ 2,000,000  Federal Farm Credit Bank                             5.75 %        02/09/05   $   1,997,500
                                                                                           --------------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  60,540,426
             (Cost $60,174,296)

             U.S. TREASURY SECURITIES - 18.25%
             U.S. TREASURY BONDS - 2.47%
$ 2,500,000  U.S. Treasury Bonds                                 10.38 %        11/15/12   $   3,347,650

             U.S. TREASURY NOTES - 15.78%
$ 1,000,000  U.S. Treasury Notes                                  5.75 %        08/15/03   $   1,010,620
  4,750,000  U.S. Treasury Notes                                  5.88          09/30/02       4,809,375
  5,000,000  U.S. Treasury Notes                                  5.88          11/15/05       5,095,300
  2,250,000  U.S. Treasury Notes                                  6.75          04/30/00       2,297,452
  4,000,000  U.S. Treasury Notes                                  7.88          11/15/04       4,492,480
  3,500,000  U.S. Treasury Notes                                  8.50          11/15/00       3,728,585
                                                                                           --------------
                                                                                           $  21,433,812
             TOTAL U.S. TREASURY SECURITIES                                                $  24,781,462
             (Cost $24,226,509)

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998      Short-Intermediate U.S. Government
Income Fund
--------------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 2.77%
             REPURCHASE AGREEMENTS - 2.77%
$ 3,737,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75 %        07/01/98   $   3,737,000
     23,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.65          07/01/98          23,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   3,760,000
             (Cost $3,760,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $133,093,973)*                                     99.35%               $  134,923,366
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         0.65                       885,217
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  135,808,583
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    2,261,133
Gross Unrealized Depreciation         (431,740)
                                --------------
NET UNREALIZED APPRECIATION     $    1,829,393
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

Short-Term Government-Corporate Income Fund PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 39.64%
             BANK & FINANCE - 23.66%
$   500,000  Associates Corporation North America                 8.00 %        10/27/99   $     512,205
    500,000  Chase Manhattan Bank                                 5.88          08/04/99         500,000
    500,000  GMAC                                                 5.70          01/10/00         498,125
    500,000  Morgan Stanley Guaranty                              5.75          10/08/99         499,375
    500,000  Societe Generale NY                                  5.92          10/16/98         500,100
    500,000  Wachovia Bank NC                                     4.90          09/19/98         498,890
                                                                                           --------------
                                                                                           $   3,008,695

             MISCELLANEOUS BONDS - 15.98%
$   500,000  Donnelley & Sons                                     7.96 %        11/08/99   $     512,500
    500,000  First Chicago Corporation                            9.88          07/01/99         518,125
    500,000  Sears Roebuck Co                                     8.45          11/01/98         503,760
    500,000  Walt Disney Company                                  5.60          01/13/00         498,125
                                                                                           --------------
                                                                                           $   2,032,510
             TOTAL CORPORATE BONDS & NOTES                                                 $   5,041,205
             (Cost $5,076,935)

             U.S. GOVERNMENT AGENCY SECURITIES - 39.33%
             FEDERAL HOME LOAN BANKS - 7.87%
$ 1,000,000  FHLB                                                 5.81 %        11/04/98   $   1,000,940

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 31.46%
$ 1,000,000  FNMA MTN                                             5.43 %        01/27/00   $     995,940
  1,000,000  FNMA MTN                                             5.71          09/09/98       1,000,940
  2,000,000  FNMA MTN                                             5.83          12/10/99       2,004,680
                                                                                           --------------
                                                                                           $   4,001,560
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $   5,002,500
             (Cost $5,006,945)

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998 Short-Term Government-Corporate Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 13.59%
             U.S. TREASURY NOTES - 13.59%
$ 1,300,000  U.S. Treasury Notes                                  5.63 %        12/31/99   $   1,302,028
    425,000  U.S. Treasury Notes                                  5.63          12/31/02         426,857
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $   1,728,885
             (Cost $1,731,918)

             SHORT-TERM INSTRUMENTS - 6.95%
             CERTIFICATES OF DEPOSITS - 3.93%
$   500,000  Royal Bank of Canada                                 5.82 %        08/25/98   $     499,968

             REPURCHASE AGREEMENTS - 3.02%
$   384,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75          07/01/98   $     384,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     883,968
             (Cost $883,690)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $12,699,488)*                                      99.51%               $  12,656,558
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         0.49                       62,487
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  12,719,045
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $        7,062
Gross Unrealized Depreciation          (49,992)
                                --------------
NET UNREALIZED DEPRECIATION     $      (42,930)
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Fund             PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 91.77%
             FEDERAL AGENCY - OTHER - 4.15%
$ 4,000,000  Tennessee Valley Authority                           6.38 %        06/15/05   $   4,138,760
  5,000,000  Tennessee Valley Authority                           6.75          11/01/25       5,529,700
                                                                                           --------------
                                                                                           $   9,668,460

             FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.46%
$ 5,000,000  FHLMC                                                7.10 %        04/10/07   $   5,433,600
  2,515,145  FHLMC #G00683                                        8.50          12/01/25       2,625,384
                                                                                           --------------
                                                                                           $   8,058,984

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 58.94%
$10,000,000  FNMA                                                 5.63 %        03/15/01   $   9,984,400
 15,000,000  FNMA                                                 5.75          02/15/08      14,929,650
  5,000,000  FNMA #251906                                         7.50          06/01/28       5,128,850
  3,884,865  FNMA #376272                                         7.00          02/01/12       3,955,569
  6,937,143  FNMA #401994                                         6.50          11/01/27       6,909,950
  3,382,625  FNMA #417768                                         6.50          03/01/28       3,369,365
    449,151  FNMA #421867                                         6.50          04/01/28         447,391
  6,146,395  FNMA #424815                                         6.50          04/01/28       6,122,301
  5,017,335  FNMA #426032                                         7.50          06/01/28       5,146,632
  9,900,000  FNMA #430040                                         6.50          06/01/28       9,861,192
  9,900,000  FNMA #430194                                         7.00          06/01/28      10,041,372
  6,953,091  FNMA #70765                                          9.00          03/01/21       7,404,555
  9,850,927  FNMA POOL# 251615                                    7.50          04/01/28      10,104,785
 10,001,673  FNMA POOL# 251700                                    6.50          04/01/13      10,059,182
  9,081,930  FNMA POOL# 415789                                    6.00          05/01/28       8,841,350
 10,010,098  FNMA POOL#251759                                     6.00          04/01/13       9,901,789
  5,000,000  FNMA TBAl                                            6.50          07/01/28       4,979,700
 10,000,000  FNMA TBAl                                            7.00          07/01/28      10,140,600
                                                                                           --------------
                                                                                           $ 137,328,633

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998             U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 25.22%
$   452,148  GNMA #0058                                           9.00 %        07/20/22   $     482,510
        479  GNMA #0070                                          12.00          01/20/99             494
      2,132  GNMA #0116                                          12.00          04/20/99           2,199
    278,333  GNMA #0864                                           6.50          02/20/08         281,793
    162,456  GNMA #1168                                           9.00          04/20/19         173,704
    168,554  GNMA #157247                                         9.50          05/20/16         180,762
    126,464  GNMA #158583                                         9.00          09/20/16         135,114
    509,080  GNMA #170928                                         9.00          09/20/16         541,055
    328,309  GNMA #1740                                           9.00          12/20/21         350,562
     19,883  GNMA #223618                                        10.00          01/15/19          21,770
    310,369  GNMA #227132                                         9.00          07/20/17         329,863
  1,356,774  GNMA #291124                                         7.50          06/15/25       1,387,302
  3,355,089  GNMA #306052                                         9.00          06/15/21       3,607,660
  1,996,781  GNMA #319413                                         7.25          12/15/18       2,029,847
    964,072  GNMA #336930                                         7.50          03/15/23         992,194
  1,207,889  GNMA #352961                                         6.50          05/15/24       1,210,111
  2,170,483  GNMA #355528                                         8.50          04/15/27       2,175,909
  1,899,578  GNMA #358863                                         7.25          01/15/29       1,931,035
  1,577,222  GNMA #362589                                         6.88          01/15/29       1,587,569
  3,703,828  GNMA #414636                                         7.50          10/15/25       3,809,535
  1,828,009  GNMA #430800                                         7.00          05/15/26       1,857,915
  3,756,915  GNMA #450871                                         8.00          05/15/27       3,893,629
  9,900,001  GNMA #467791                                         7.50          04/15/28      10,179,478
  5,940,000  GNMA #473573                                         6.50          06/15/28       5,928,655
     32,414  GNMA #766                                            9.50          05/20/17          34,756
    190,741  GNMA II #1236                                        9.50          08/20/19         204,433
    800,799  GNMA II #1239                                       11.00          08/20/19         886,821
    806,379  GNMA II #1273                                        9.50          10/20/19         864,261
    194,445  GNMA II #1420                                       11.00          06/20/20         214,997
     24,366  GNMA II #1436                                       10.00          07/20/20          26,508
    174,198  GNMA II #1454                                       10.00          08/20/20         189,511
    123,539  GNMA II #1456                                       11.00          08/20/20         136,897
    265,512  GNMA II #1472                                       10.00          09/20/20         288,854
    195,363  GNMA II #1526                                       10.00          12/20/20         212,639
    196,376  GNMA II #1544                                       10.00          01/20/21         213,742

U.S. Government Income Fund             PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$    98,546  GNMA II #1579                                        9.50 %        03/20/21   $     105,605
  1,121,643  GNMA II #1580                                       10.00          03/20/21       1,220,247
     98,675  GNMA II #1596                                        9.00          04/20/21         105,455
    922,896  GNMA II #1616                                       10.00          05/20/21       1,004,508
    150,655  GNMA II #173                                        10.00          07/20/14         163,318
     81,897  GNMA II #1848                                       10.00          06/20/22          89,139
  2,334,229  GNMA II #2268                                        7.50          08/20/26       2,388,196
  2,000,423  GNMA II #2303                                        7.50          10/20/26       2,046,673
    362,108  GNMA II #340045                                      8.00          03/20/23         375,738
    741,452  GNMA II #418627                                      8.50          11/20/25         779,325
     28,160  GNMA II #495                                        10.00          02/20/16          30,555
      3,588  GNMA II #60                                         10.00          12/20/13           3,881
     78,818  GNMA II #811                                         8.00          02/20/23          81,785
  3,941,844  GNMAII #2496                                         7.00          10/20/27       3,994,034
                                                                                           --------------
                                                                                           $  58,752,543
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 213,808,620
             (Cost $212,127,332)

             U.S. TREASURY SECURITIES - 9.98%
             U.S. TREASURY BONDS - 7.81%
$ 4,500,000  U.S. Treasury Bonds                                  6.13 %        11/15/27   $   4,822,020
 10,000,000  U.S. Treasury Bonds                                 10.38          11/15/12      13,390,600
                                                                                           --------------
                                                                                           $  18,212,620

             U.S. TREASURY NOTES - 2.17%
$ 5,000,000  U.S. Treasury Notes                                  5.75 %        04/30/03   $   5,049,200
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  23,261,820
             (Cost $23,297,812)

             SHORT-TERM INSTRUMENTS - 4.59%
             U.S. TREASURY BILLS - 3.37%
$ 8,000,000  U.S. Treasury Bills                                  5.17 %F       11/12/98       7,849,920

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998             U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS (CONTINUED)
             REPURCHASE AGREEMENTS - 1.22%
$ 2,795,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75 %        07/01/98   $   2,795,000
     40,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.65          07/01/98          40,000
                                                                                           --------------
                                                                                           $   2,835,000
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  10,684,920
             (Cost $10,681,198)

U.S. Government Income Fund             PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $246,106,342)*                                    106.34%               $  247,755,360
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                        (6.34)                  (14,781,194)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  232,974,166
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  l  PURCHASED ON A WHEN ISSUED BASIS. SEE NOTE 1.
  F  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    1,936,489
Gross Unrealized Depreciation         (287,471)
                                --------------
NET UNREALIZED APPRECIATION     $    1,649,018
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           Variable Rate Government Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 94.26%
             ADJUSTABLE RATE MORTGAGES - 80.10%
$ 8,564,269  FHLMC #610303+                                       7.71 %        04/01/18   $   8,830,533
  4,515,274  FHLMC #755102 (CMT)+                                 7.41          06/01/18       4,668,387
  3,153,019  FHLMC #840118+                                       7.96          09/01/18       3,290,964
     22,196  FHLMC #845410 (CMT)+                                 7.63          07/01/23          22,817
      8,461  FHLMC #845613 (CMT)+                                 8.00          01/01/24           8,744
 11,813,945  FHLMC #846150 (CMT)+                                 7.75          04/01/21      12,463,712
  6,914,577  FHLMC #846602+                                       7.62          04/01/27       7,183,596
  6,980,736  FNMA #136014 (COFI)+                                 5.93          05/01/18       6,923,843
  7,090,458  FNMA #57733+                                         6.15          02/01/17       7,112,651
  3,025,033  FNMA #57775+                                         6.19          05/01/18       3,035,440
  9,228,905  FNMA #66397+                                         6.27          03/01/18       9,259,176
 11,172,839  FNMA POOL #323186+                                   7.73          09/01/25      11,787,346
  2,946,270  FNMA POOL #70611+                                    7.46          08/01/20       3,101,421
  4,950,000  GNMA II #80205+                                      5.00          06/20/28       4,940,694
  8,158,622  GNMA II #8076+                                       7.00          11/20/22       8,353,694
 10,685,844  GNMA II #8121 (CMT)+                                 6.87          01/20/23      10,936,320
  7,706,355  GNMA II #8303 (CMT)+                                 7.00          10/20/23       7,889,381
  5,632,245  GNMA II #8358 (CMT)+                                 6.87          01/20/24       5,745,791
  5,768,822  GNMA II #8443 (CMT)+                                 7.37          06/20/24       5,899,543
  6,826,930  GNMA II #8705 (CMT)+                                 7.00          09/20/25       6,989,069
  7,252,694  GNMA II POOL #8006+                                  7.00          07/20/22       7,422,697
                                                                                           --------------
                                                                                           $ 135,865,819

             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 14.16%
$ 3,295,848  FHLMC #1534                                          6.96 %        06/15/23   $   3,485,359
 10,016,536  FHLMC #846569                                        7.27          04/01/29      10,240,305
 10,193,367  FHLMC 1991F                                          6.50          09/15/27      10,296,320
                                                                                           --------------
                                                                                           $  24,021,984
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 159,887,803
             (Cost $159,593,143)

             U.S. TREASURY SECURITIES - 4.72%
             U.S. TREASURY BONDS - 4.72%
$ 8,000,000  U.S. Treasury Bonds                                  5.50 %        03/31/00   $   7,997,520
                                                                                           --------------
             (Cost $7,988,750)

Variable Rate Government Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.37%
             REPURCHASE AGREEMENTS - 0.37%
$    58,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75 %        07/01/98   $      58,000
    578,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.65          07/01/98         578,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     636,000
             (Cost $636,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $168,217,893)*                                     99.35%               $  168,521,323
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         0.65                     1,098,594
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  169,619,917
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      943,927
Gross Unrealized Depreciation         (640,497)
                                --------------
NET UNREALIZED APPRECIATION     $      303,430
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

Income Funds                 STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998
------------------------------------------------------------------------

                                               CORPORATE
                                               BOND FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $10,230,229
  Cash                                             1,724
RECEIVABLES:
  Interest                                       197,544
  Fund shares sold                                25,000
  Investment securities sold                           0
  Due from administrator (Note 2)                  8,387
Organization expenses, net of
  amortization                                         0
Prepaid expenses                                   9,206
TOTAL ASSETS                                  10,472,090

LIABILITIES
Payables:
  Investment securities purchased                      0
  Distribution to shareholders                    47,635
  Fund shares redeemed                                 0
  Due to sponsor and distributor (Note
    2)                                             3,732
  Due to adviser (Note 2)                              0
  Other                                           23,501
TOTAL LIABILITIES                                 74,868
TOTAL NET ASSETS
                                             $10,397,222
NET ASSETS CONSIST OF:
  Paid-in capital                            $10,336,933
  Undistributed(overdistributed) net
    investment income                              5,621
  Undistributed net realized gain(loss)
    on investments                                14,604
  Net unrealized appreciation of
    investments                                   40,064
TOTAL NET ASSETS                             $10,397,222

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $ 5,503,115
Shares outstanding - Class A(1)                  548,600
Net asset value per share - Class A(1)       $     10.03
Maximum offering price per share - Class
  A(1)                                       $     10.50(2)
Net assets - Class B                         $ 4,594,613
Shares outstanding - Class B                     457,972
Net asset value and offering price per
  share - Class B                            $     10.03
Net assets - Class C                         $   299,494
Shares outstanding - Class C                      29,865
Net asset value and offering price per
  share - Class C                            $     10.03
Net assets - Institutional Class                     N/A
Shares outstanding - Institutional Class             N/A
Net asset value and offering price per
  share - Institutional Class                        N/A
INVESTMENT AT COST(NOTE 3)                   $10,190,165
--------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998                 Income Funds
------------------------------------------------------------------------

                                           SHORT-INTERMEDIATE         SHORT-TERM
                                              U.S. GOVERNMENT     GOVERNMENT-CORPORATE U.S. GOVERNMENT        VARIABLE RATE
                                                  INCOME FUND        INCOME FUND         INCOME FUND        GOVERNMENT FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                            $      134,923,366     $   12,656,558     $   247,755,360     $      168,521,323
  Cash                                                  1,893              1,993               1,510                  1,910
RECEIVABLES:
  Interest                                          1,554,329            188,304           1,743,260              1,182,196
  Fund shares sold                                     29,095                  0              31,156                      0
  Investment securities sold                                0                  0                   0              1,143,551
  Due from administrator (Note 2)                           0                  0                   0                      0
Organization expenses, net of
  amortization                                          6,244             32,264                   0                      0
Prepaid expenses                                        7,330                  0               9,935                     67
TOTAL ASSETS                                      136,522,257         12,879,119         249,541,221            170,849,047

LIABILITIES
Payables:
  Investment securities purchased                           0                  0          15,110,938                      0
  Distribution to shareholders                        495,875             59,443           1,042,495                726,499
  Fund shares redeemed                                  1,499                  0              28,094                     94
  Due to sponsor and distributor (Note
    2)                                                 44,955             15,348             151,475                279,577
  Due to adviser (Note 2)                              50,075              4,260             129,859                 84,641
  Other                                               121,270             81,023             104,194                138,319
TOTAL LIABILITIES                                     713,674            160,074          16,567,055              1,229,130
TOTAL NET ASSETS
                                           $      135,808,583     $   12,719,045     $   232,974,166     $      169,619,917
NET ASSETS CONSIST OF:
  Paid-in capital                          $      150,010,176     $   12,808,778     $   248,138,327     $      313,810,253
  Undistributed(overdistributed) net
    investment income                                       0                  0                   0                      0
  Undistributed net realized gain(loss)
    on investments                                (16,030,986)           (46,803)        (16,813,179)          (144,493,766)
  Net unrealized appreciation of
    investments                                     1,829,393            (42,930)          1,649,018                303,430
TOTAL NET ASSETS                           $      135,808,583     $   12,719,045     $   232,974,166     $      169,619,917

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                    $       38,148,574     $   12,719,045     $   192,537,928     $      164,993,645
Shares outstanding - Class A(1)                     3,824,728          2,557,689          17,614,429             17,958,913
Net asset value per share - Class A(1)     $             9.97     $         4.97     $         10.93     $             9.19
Maximum offering price per share - Class
  A(1)                                     $            10.28(3)  $         5.12(3)  $         11.45(2)  $             9.47(3)
Net assets - Class B                       $        7,514,485                N/A     $    29,867,308                    N/A
Shares outstanding - Class B                          753,507                N/A           2,776,392                    N/A
Net asset value and offering price per
  share - Class B                          $             9.97                N/A     $         10.76                    N/A
Net assets - Class C                                      N/A                N/A     $     2,262,391     $        4,626,272
Shares outstanding - Class C                              N/A                N/A             210,184                335,381
Net asset value and offering price per
  share - Class C                                         N/A                N/A     $         10.76     $            13.79
Net assets - Institutional Class           $       90,145,524                N/A     $     8,306,539                    N/A
Shares outstanding - Institutional Class            9,213,071                N/A             526,215                    N/A
Net asset value and offering price per
  share - Institutional Class              $             9.78                N/A     $         15.79                    N/A
INVESTMENT AT COST(NOTE 3)                 $      133,093,973     $   12,699,488     $   246,106,342     $      168,217,893
---------------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

Income Funds                            STATEMENTS OF OPERATIONS - JUNE 30, 1998
------------------------------------------------------------------------

                                             CORPORATE
                                             BOND FUND
                                             --------             SHORT-INTERMEDIATE
                                                                     U.S. GOVERNMENT
                                                 FROM                    INCOME FUND
                                             APRIL 1,     --------------------------
                                                 1998
                                             (COMMENCEMENT     FOR THE
                                                   OF           THREE
                                             OPERATIONS)       MONTHS        FOR THE
                                             TO                 ENDED     YEAR ENDED
                                             JUNE 30,        JUNE 30,      MARCH 31,
                                                 1998            1998           1998

INVESTMENT INCOME
  Interest                                   $112,623     $ 1,413,691     $5,266,959
TOTAL INVESTMENT INCOME                       112,623       1,413,691      5,266,959

EXPENSES (NOTE 2)
  Advisory fees                                 7,925         111,477        441,584
  Administration fees                           1,107          15,606         54,262
  Custody fees                                    270           4,671         18,880
  Shareholder servicing fees                    3,955          59,582        236,501
  Portfolio accounting fees                     7,090          18,741         76,442
  Transfer agency fees                          2,215          19,788         78,169
  Distribution fees                             5,621           3,511         15,741
  Organization costs                                0           1,795         21,204
  Legal and audit fees                         18,200           5,131         18,550
  Registration fees                             9,025           4,087         14,779
  Directors' fees                               1,115           1,115          4,457
  Shareholder reports                           9,100           7,300         26,384
  Other                                         1,319           1,911          7,480
TOTAL EXPENSES                                 66,942         254,715      1,014,433
Less:
  Waived fees and reimbursed expenses         (52,261)        (45,611)      (378,499)
Net Expenses                                   14,681         209,104        635,934
NET INVESTMENT INCOME (LOSS)                   97,942       1,204,587      4,631,025

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                14,604         197,277          8,966
  Net change in unrealized appreciation
    (depreciation) of investments              40,064        (315,497)     2,861,633
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                54,668        (118,220)     2,870,599
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $152,610     $ 1,086,367     $7,501,624
------------------------------------------------------------------------------------

(1) INCLUDES AMOUNTS ALLOCATED FROM THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS - JUNE 30, 1998                            Income Funds
------------------------------------------------------------------------

                                                         SHORT-TERM
                                               GOVERNMENT-CORPORATE
                                                        INCOME FUND     U.S. GOVERNMENT INCOME FUND        VARIABLE RATE GOVERNMENT
                                             ----------------------     ---------------------------                            FUND
                                              FOR THE       FOR THE        FOR THE                      ---------------------------
                                                  SIX          YEAR            SIX                      FOR THE SIX
                                               MONTHS         ENDED         MONTHS          FOR THE          MONTHS         FOR THE
                                                ENDED      DECEMBER          ENDED       YEAR ENDED           ENDED      YEAR ENDED
                                             JUNE 30,           31,       JUNE 30,     DECEMBER 31,        JUNE 30,        DECEMBER
                                                 1998      1997 (1)           1998             1997            1998        31, 1997

INVESTMENT INCOME
  Interest                                   $439,517     $ 730,233     $7,583,196     $  6,482,519     $ 5,679,864     $21,098,626
TOTAL INVESTMENT INCOME                       439,517       730,233      7,583,196        6,482,519       5,679,864      21,098,626

EXPENSES (NOTE 2)
  Advisory fees                                36,157        58,935        593,655          469,051         474,183       1,650,124
  Administration fees                           4,921        11,020         80,831           66,992          64,485         282,517
  Custody fees                                  1,208         1,974         55,210           28,822          20,812          67,018
  Shareholder servicing fees                        0             0        353,759           39,949           6,100          17,359
  Portfolio accounting fees                    16,963        20,995         54,243           76,869          49,481         127,952
  Transfer agency fees                         10,124        15,164        163,169          127,322         132,896         443,980
  Distribution fees                            12,940        29,820        139,807           23,268         243,415         848,029
  Organization costs                            7,756        17,129              0            4,176               0           5,872
  Legal and audit fees                          7,657        37,628         24,233           24,753          28,323         105,519
  Registration fees                             1,193        12,599         37,821           27,720          10,548          34,123
  Directors' fees                               2,217         4,973          2,217            4,976           2,217           4,976
  Shareholder reports                           5,895        11,184         57,914           40,752          12,397          22,546
  Other                                         5,036         6,965         23,184           22,768          34,696          50,880
TOTAL EXPENSES                                112,067       228,386      1,586,043          957,418       1,079,553       3,660,895
Less:
  Waived fees and reimbursed expenses         (82,704)     (182,485)      (428,646)        (106,522)       (327,236)       (933,131)
Net Expenses                                   29,363        45,901      1,157,397          850,896         752,317       2,727,764
NET INVESTMENT INCOME (LOSS)                  410,154       684,332      6,425,799        5,631,623       4,927,547      18,370,862

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                14,772        (1,736)     1,653,357      (16,017,813)         12,439       1,330,949
  Net change in unrealized appreciation
    (depreciation) of investments             (41,453)       (4,114)      (498,541)       2,148,328      (1,051,658)       (325,594)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                (26,681)       (5,850)     1,154,816      (13,869,485)     (1,039,219)      1,005,355
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $383,473     $ 678,482     $7,580,615     $ (8,237,862)    $ 3,888,328     $19,376,217
-----------------------------------------------------------------------------------------------------------------------------------

(1) INCLUDES AMOUNTS ALLOCATED FROM THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.
The accompanying notes are an integral part of these financial statements.

Income Funds                                  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                               CORPORATE
                                               BOND FUND
                                             -----------               SHORT-INTERMEDIATE
                                              FROM APRIL      U.S. GOVERNMENT INCOME FUND
                                                 1, 1998     ----------------------------
                                             (COMMENCEMENT
                                                      OF          FOR THE
                                             OPERATIONS)            THREE         FOR THE
                                                      TO     MONTHS ENDED      YEAR ENDED
                                                JUNE 30,         JUNE 30,       MARCH 31,
                                                    1998         1998 (2)            1998

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $    97,942     $  1,204,587     $ 4,631,025
  Net realized gain (loss) on sale of
    investments                                   14,604          197,277           8,966
  Net change in unrealized appreciation
    (depreciation) of investments                 40,064         (315,497)      2,861,633
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        152,610        1,086,367       7,501,624

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A(1)                                     (59,155)        (411,840)     (1,633,537)
  CLASS B                                        (36,202)         (16,670)(4)         N/A
  CLASS C                                         (2,585)             N/A             N/A
  INSTITUTIONAL CLASS                                N/A         (776,077)     (2,997,488)
From net realized gain on sale of
  investments
  CLASS A(1)                                           0                0               0
  CLASS B                                              0                0(4)          N/A
  CLASS C                                              0              N/A             N/A
  INSTITUTIONAL CLASS                                N/A                0               0
From tax return of capital
  CLASS A(1)                                           0                0               0
  CLASS B                                              0                0(4)          N/A
  CLASS C                                              0              N/A             N/A
  INSTITUTIONAL CLASS                                N/A                0               0

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Class A(1)         5,486,114       11,342,063       5,448,204
Reinvestment of dividends - Class A(1)            25,324          298,853       1,300,551
Cost of shares redeemed - Class A(1)             (35,386)      (3,209,710)    (11,996,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                      5,476,052        8,431,206      (5,247,808)
Proceeds from shares sold - Class B            4,674,276        7,582,398(4)          N/A
Reinvestment of dividends - Class B               10,428                5(4)          N/A
Cost of shares redeemed - Class B               (115,854)         (27,179)(4)         N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         4,568,850        7,555,224(4)          N/A
Proceeds from shares sold - Class C              296,460              N/A             N/A
Reinvestment of dividends - Class C                1,192              N/A             N/A
Cost of shares redeemed - Class C                      0              N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                           297,652              N/A             N/A
Proceeds from shares sold -
  Institutional Class                                N/A       43,495,528       5,679,146
Reinvestment of dividends -
  Institutional Class                                N/A          182,366         880,516
Cost of shares redeemed - Institutional
  Class                                              N/A       (5,405,311)    (16,585,172)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                   N/A       38,272,583     (10,025,510)
INCREASE (DECREASE) IN NET ASSETS             10,397,222       54,140,793     (12,402,719)

NET ASSETS:
  Beginning net assets                                 0       81,667,790      94,070,509
  ENDING NET ASSETS                          $10,397,222     $135,808,583     $81,667,790
-----------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDE AMOUNTS RELATED TO THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND. SEE NOTE 1.
(3) "PROCEEDS FROM SHARES SOLD" INCLUDES $19,442,019 FOR CLASS A AND $74,056,852 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA SHORT-TERM GOVERNMENT BOND FUND AND PACIFICA GOVERNMENT INCOME FUND MERGERS. SEE NOTE 1.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Income Funds
------------------------------------------------------------------------

                                                       SHORT-INTERMEDIATE                                      SHORT-TERM
                                              U.S. GOVERNMENT INCOME FUND                GOVERNMENT-CORPORATE INCOME FUND
                                             ----------------------------     -------------------------------------------
                                             FOR THE SIX                      FOR THE SIX
                                                  MONTHS     FOR THE NINE          MONTHS         FOR THE         FOR THE
                                                   ENDED     MONTHS ENDED           ENDED      YEAR ENDED      YEAR ENDED
                                               MARCH 31,        SEPTEMBER        JUNE 30,        DEC. 31,        DEC. 31,
                                                    1997     30, 1996 (3)            1998            1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $ 3,574,685     $  2,375,574     $   410,154     $   684,332     $   613,660
  Net realized gain (loss) on sale of
    investments                                  510,730       (1,001,781)         14,772          (1,736)        (63,690)
  Net change in unrealized appreciation
    (depreciation) of investments             (1,294,254)         438,931         (41,453)         (4,114)        (11,931)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      2,791,161        1,812,724         383,473         678,482         538,039

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A(1)                                  (1,249,906)      (2,125,952)       (410,154)       (684,332)       (613,660)
  CLASS B                                            N/A              N/A             N/A             N/A             N/A
  CLASS C                                            N/A              N/A             N/A             N/A             N/A
  INSTITUTIONAL CLASS                         (2,324,779)        (249,622)            N/A             N/A             N/A
From net realized gain on sale of
  investments
  CLASS A(1)                                           0                0               0               0               0
  CLASS B                                            N/A              N/A             N/A             N/A             N/A
  CLASS C                                            N/A              N/A             N/A             N/A             N/A
  INSTITUTIONAL CLASS                                  0                0             N/A             N/A             N/A
From tax return of capital
  CLASS A(1)                                           0                0               0               0               0
  CLASS B                                            N/A              N/A             N/A             N/A             N/A
  CLASS C                                            N/A              N/A             N/A             N/A             N/A
  INSTITUTIONAL CLASS                                  0                0             N/A             N/A             N/A

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Class A(1)         3,370,813       50,198,742       3,747,505      11,968,872      23,550,292
Reinvestment of dividends - Class A(1)           943,357        1,800,529         336,468         571,468         368,319
Cost of shares redeemed - Class A(1)          (7,567,949)     (53,286,609)     (6,027,180)    (11,868,182)    (15,774,832)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                     (3,253,779)      (1,287,338)     (1,943,207)        672,158       8,143,779
Proceeds from shares sold - Class B                  N/A              N/A             N/A             N/A             N/A
Reinvestment of dividends - Class B                  N/A              N/A             N/A             N/A             N/A
Cost of shares redeemed - Class B                    N/A              N/A             N/A             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                               N/A              N/A             N/A             N/A             N/A
Proceeds from shares sold - Class C                  N/A              N/A             N/A             N/A             N/A
Reinvestment of dividends - Class C                  N/A              N/A             N/A             N/A             N/A
Cost of shares redeemed - Class C                    N/A              N/A             N/A             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                               N/A              N/A             N/A             N/A             N/A
Proceeds from shares sold -
  Institutional Class                          4,565,190       75,368,746             N/A             N/A             N/A
Reinvestment of dividends -
  Institutional Class                            667,123              934             N/A             N/A             N/A
Cost of shares redeemed - Institutional
  Class                                      (18,226,996)      (2,345,155)            N/A             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS           (12,994,683)      73,024,525             N/A             N/A             N/A
INCREASE (DECREASE) IN NET ASSETS            (17,031,986)      71,174,337      (1,969,888)        666,308       8,068,158

NET ASSETS:
  Beginning net assets                       111,102,495       39,928,158      14,688,933      14,022,625       5,954,467
  ENDING NET ASSETS                          $94,070,509     $111,102,495     $12,719,045     $14,688,933     $14,022,625
-------------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDE AMOUNTS RELATED TO THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND. SEE NOTE 1.
(3) "PROCEEDS FROM SHARES SOLD" INCLUDES $19,442,019 FOR CLASS A AND $74,056,852 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA SHORT-TERM GOVERNMENT BOND FUND AND PACIFICA GOVERNMENT INCOME FUND MERGERS. SEE NOTE 1.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

The accompanying notes are an integral part of these financial statements.

Income Funds                                  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                               U.S. GOVERNMENT INCOME FUND
                                             ---------------------------------------------
                                              FOR THE SIX          FOR THE         FOR THE
                                             MONTHS ENDED       YEAR ENDED      YEAR ENDED
                                                 JUNE 30,         DEC. 31,        DEC. 31,
                                                     1998         1997 (2)            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  6,425,799     $  5,631,623     $ 2,616,427
  Net realized gain (loss) on sale of
    investments                                 1,653,357      (16,017,813)       (499,201)
  Net change in unrealized appreciation
    (depreciation) of investments                (498,541)       2,148,328        (979,155)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       7,580,615       (8,237,862)      1,138,071

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A(1)                                   (5,483,277)      (5,440,321)     (2,481,512)
  CLASS B                                        (679,047)         (22,232)(3)         N/A
  CLASS C                                         (50,459)        (164,423)       (134,915)
  INSTITUTIONAL CLASS                            (213,016)          (4,647)(3)         N/A
From net realized gain on sale of
  investments
  CLASS A(1)                                            0                0               0
  CLASS B                                               0                0(3)          N/A
  CLASS C                                               0                0               0
  INSTITUTIONAL CLASS                                   0                0(3)          N/A
From tax return of capital
  CLASS A(1)                                            0                0               0
  CLASS B                                               0                0(3)          N/A
  CLASS C                                               0                0               0
  INSTITUTIONAL CLASS                                   0                0(3)          N/A

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Class A(1)         14,893,331      180,455,427      60,822,363
Reinvestment of dividends - Class A(1)          3,684,634        4,095,456       1,102,521
Cost of shares redeemed - Class A(1)          (34,573,811)     (39,630,894)    (13,841,571)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                     (15,995,846)     144,919,989      48,083,313
Proceeds from shares sold - Class B             6,603,948       26,085,390(3)          N/A
Reinvestment of dividends - Class B               353,766              289(3)          N/A
Cost of shares redeemed - Class B              (3,623,776)        (260,384)(3)         N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          3,333,938       25,825,295(3)          N/A
Proceeds from shares sold - Class C               854,024          313,936         357,679
Reinvestment of dividends - Class C                18,640           40,188          73,898
Cost of shares redeemed - Class C                (391,003)        (893,744)       (771,274)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                            481,661         (539,620)       (339,697)
Proceeds from shares sold -
  Institutional Class                           1,378,641        7,130,458(3)          N/A
Reinvestment of dividends -
  Institutional Class                              52,382                0(3)          N/A
Cost of shares redeemed - Institutional
  Class                                          (416,683)         (10,496)(3)         N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS              1,014,340        7,119,962(3)          N/A
INCREASE (DECREASE) IN NET ASSETS             (10,011,091)     163,456,141      46,265,260

NET ASSETS:
  Beginning net assets                        242,985,257       79,529,116      33,263,856
  ENDING NET ASSETS                          $232,974,166     $242,985,257     $79,529,116
------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) PROCEEDS FROM SHARES SOLD INCLUDES $133,935,218 FOR CLASS A SHARES, $25,382,621 FOR CLASS B SHARES AND $7,031,601 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND. SEE NOTE 1.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Income Funds
------------------------------------------------------------------------

                                                              VARIABLE RATE GOVERNMENT FUND
                                             ----------------------------------------------
                                             FOR THE SIX
                                                  MONTHS          FOR THE
                                                   ENDED       YEAR ENDED           FOR THE
                                                JUNE 30,         DEC. 31,        YEAR ENDED
                                                    1998             1997     DEC. 31, 1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $ 4,927,547     $ 18,370,862     $  28,838,854
  Net realized gain (loss) on sale of
    investments                                   12,439        1,330,949        (4,577,544)
  Net change in unrealized appreciation
    (depreciation) of investments             (1,051,658)        (325,594)       (1,951,636)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      3,888,328       19,376,217        22,309,674

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A(1)                                  (4,809,412)     (18,017,297)      (26,355,616)
  CLASS B                                            N/A              N/A               N/A
  CLASS C                                       (118,135)        (353,565)         (327,816)
  INSTITUTIONAL CLASS                                N/A              N/A               N/A
From net realized gain on sale of
  investments
  CLASS A(1)                                           0                0                 0
  CLASS B                                            N/A              N/A               N/A
  CLASS C                                              0                0                 0
  INSTITUTIONAL CLASS                                N/A              N/A               N/A
From tax return of capital
  CLASS A(1)                                           0                0        (2,128,910)
  CLASS B                                            N/A              N/A               N/A
  CLASS C                                              0                0           (26,512)
  INSTITUTIONAL CLASS                                N/A              N/A               N/A

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Class A(1)        48,964,576       68,881,115        13,360,648
Reinvestment of dividends - Class A(1)           817,437        3,028,668         6,013,951
Cost of shares redeemed - Class A(1)         (111,124,094)   (239,536,408)     (272,864,909)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                    (61,342,081)    (167,626,625)     (253,490,310)
Proceeds from shares sold - Class B                  N/A              N/A               N/A
Reinvestment of dividends - Class B                  N/A              N/A               N/A
Cost of shares redeemed - Class B                    N/A              N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                               N/A              N/A               N/A
Proceeds from shares sold - Class C           26,817,057      213,222,536        82,466,303
Reinvestment of dividends - Class C               60,258          220,657           184,258
Cost of shares redeemed - Class C            (26,686,854)    (214,475,037)      (84,794,106)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                           190,461       (1,031,844)       (2,143,545)
Proceeds from shares sold -
  Institutional Class                                N/A              N/A               N/A
Reinvestment of dividends -
  Institutional Class                                N/A              N/A               N/A
Cost of shares redeemed - Institutional
  Class                                              N/A              N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                   N/A              N/A               N/A
INCREASE (DECREASE) IN NET ASSETS            (62,190,839)    (167,653,114)     (262,163,035)

NET ASSETS:
  Beginning net assets                       231,810,756      399,463,870       661,626,905
  ENDING NET ASSETS                          $169,619,917    $231,810,756     $ 399,463,870
-------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) PROCEEDS FROM SHARES SOLD INCLUDES $133,935,218 FOR CLASS A SHARES, $25,382,621 FOR CLASS B SHARES AND $7,031,601 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND. SEE NOTE 1.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        CORPORATE BOND FUND (1)
                                                                CLASS A     CLASS B     CLASS C
                                                             ----------  ----------  ----------
                                                                 PERIOD      PERIOD      PERIOD
                                                                  ENDED       ENDED       ENDED
                                                               JUNE 30,    JUNE 30,    JUNE 30,
                                                                   1998        1998        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00      $10.00      $10.00
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.17        0.15        0.15
  Net realized and unrealized gain (loss) on investments           0.03        0.03        0.03
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.20        0.18        0.18
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.17)      (0.15)      (0.15)
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.17)      (0.15)      (0.15)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.03      $10.03      $10.03
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    1.98%       1.81%       1.78%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $5,503      $4,595        $299
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.56%       1.35%       1.34%
  Ratio of net investment income to average net assets            6.47%       5.47%       5.57%
Portfolio turnover                                                  33%         33%         33%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    3.74%       4.30%       8.58%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    3.29%       2.52%     (1.67)%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1)  THE FUND COMMENCED OPERATIONS ON APRIL 1, 1998.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5)  THE FUND COMMENCED OPERATIONS ON OCTOBER 27, 1993.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                                                                                                         CLASS A
                              ----------------------------------------------------------------------------------
                                   THREE                                NINE
                                  MONTHS              SIX MONTHS      MONTHS                              PERIOD
                                   ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED  YEAR ENDED       ENDED
                                JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,    DEC. 31,    DEC. 31,    DEC. 31,
                                1998 (2)        1998    1997 (3)    1996 (4)        1995        1994    1993 (5)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.95       $9.64       $9.73      $10.00       $9.39       $9.99      $10.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.13        0.51        0.34        0.41        0.55        0.46        0.06
  Net realized and
    unrealized gain (loss)
    on investments                  0.02        0.31       (0.09)      (0.27)       0.61       (0.60)      (0.01)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.15        0.82        0.25        0.14        1.16       (0.14)       0.05
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.13)      (0.51)      (0.34)      (0.41)      (0.55)      (0.46)      (0.06)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.13)      (0.51)      (0.34)      (0.41)      (0.55)      (0.46)      (0.06)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $9.97       $9.95       $9.64       $9.73      $10.00       $9.39       $9.99
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.54%      8.69 %      2.57 %      1.34 %     12.67 %     (1.42)%       0.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $38,149     $29,694     $33,920     $37,465     $39,928     $11,602      $8,557
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.96%       0.78%       0.71%       0.76%       0.71%       0.25%       0.00%
  Ratio of net investment
    income to average net
    assets                         5.36%       5.19%       6.96%       5.60%       5.64%       4.75%       3.49%
Portfolio turnover                   12%         48%         52%        389%        472%        288%         N/A
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.24%       1.30%       1.12%       1.21%       1.67%       2.28%       2.45%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         5.08%       4.67%       6.55%       5.15%       4.68%       2.72%       1.04%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1)  THE FUND COMMENCED OPERATIONS ON APRIL 1, 1998.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5)  THE FUND COMMENCED OPERATIONS ON OCTOBER 27, 1993.

The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             SHORT-INTERMEDIATE U.S. GOVERNMENT
                                                                            INCOME FUND (CONT.)
                                                                            INSTITUTIONAL CLASS
                                                                CLASS B  ----------------------
                                                             ----------       THREE
                                                                 PERIOD      MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                               JUNE 30,    JUNE 30,   MARCH 31,
                                                               1998 (1)    1998 (2)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.03       $9.76       $9.45
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.02        0.13        0.51
  Net realized and unrealized gain (loss) on investments          (0.06)       0.02        0.31
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                  (0.04)       0.15        0.82
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.02)      (0.13)      (0.51)
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.02)      (0.13)      (0.51)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                    $9.97       $9.78       $9.76
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                  (0.38)%       1.56%       8.85%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $7,514     $90,146     $51,973
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.66%       0.91%       0.69%
  Ratio of net investment income to average net assets            5.08%       5.44%       5.28%
Portfolio turnover                                                  12%         12%         48%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.97%       1.08%       1.07%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    4.77%       5.27%       4.90%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(6)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.
(7) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                  SHORT-INTERMEDIATE
                              U.S. GOVERNMENT INCOME
                                        FUND (CONT.)
                                 INSTITUTIONAL CLASS
                                             (CONT.)                 SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
                              ----------------------  ----------------------------------------------------------
                              SIX MONTHS      PERIOD  SIX MONTHS                                          PERIOD
                                   ENDED       ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED
                               MARCH 31,   SEPT. 30,    JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                1997 (3)    1996 (4)    1998 (5)        1997        1996        1995     1994(6)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.54       $9.46       $4.98       $4.98       $5.02       $4.93       $5.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.34        0.03        0.14        0.29        0.28        0.30        0.08
  Net realized and
    unrealized gain (loss)
    on investments                 (0.09)       0.08       (0.01)       0.00       (0.04)       0.09       (0.07)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.25        0.11        0.13        0.29        0.24        0.39        0.01
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.34)      (0.03)      (0.14)      (0.29)      (0.28)      (0.30)      (0.08)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.34)      (0.03)      (0.14)      (0.29)      (0.28)      (0.30)      (0.08)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $9.45       $9.54       $4.97       $4.98       $4.98       $5.02       $4.93
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     2.58%       1.08%       2.64%       5.91%       4.83%       8.05%       0.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $60,150     $73,637     $12,719     $14,689     $14,023      $5,954         $96
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.65%       0.59%       0.41%    0.39%(7)    0.36%(7)    0.30%(7)    0.30%(7)
  Ratio of net investment
    income to average net
    assets                         7.01%       5.14%       5.67%    5.74%(7)    5.47%(7)    6.01%(7)    5.77%(7)
Portfolio turnover                   52%        389%         73%     223%(7)     247%(7)     227%(7)       0%(7)
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.02%       0.84%       1.55%    1.92%(7)    1.85%(7)    6.79%(7)   67.89%(7)
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         6.64%       4.89%       4.53%    4.21%(7)    3.98%(7)  (0.48)%(7)  (61.82)%(7)
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(6)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.
(7) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                U.S. GOVERNMENT INCOME FUND (1)
                                                                                        CLASS A
                                                             ----------------------------------
                                                             SIX MONTHS
                                                                  ENDED  YEAR ENDED  YEAR ENDED
                                                               JUNE 30,    DEC. 31,    DEC. 31,
                                                                1998(3)        1997        1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.88      $10.65      $11.34
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.30        0.64        0.66
  Net realized and unrealized gain (loss) on investments           0.05        0.23       (0.69)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.35        0.87       (0.03)
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.30)      (0.64)      (0.66)
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.30)      (0.64)      (0.66)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.93      $10.88      $10.65
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.23%       8.73%     (0.11)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                             $192,538    $207,558     $77,239
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.89%       0.88%       0.89%
  Ratio of net investment income to average net assets            5.51%       6.01%       6.07%
Portfolio turnover                                                 245%        306%        240%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.25%       0.96%       1.24%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    5.15%       5.93%       5.72%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  U.S. GOVERNMENT INCOME  U.S. GOVERNMENT INCOME
                                 U.S. GOVERNMENT INCOME FUND (1)                FUND (1)                FUND (1)
                                                         (CONT.)                 CLASS B             CLASS C (2)
                                                 CLASS A (CONT.)  ----------------------  ----------------------
                              ----------------------------------  SIX MONTHS      PERIOD  SIX MONTHS
                              YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED       ENDED  YEAR ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    JUNE 30,    DEC. 31,    JUNE 30,    DEC. 31,
                                    1995        1994        1993    1998 (3)    1997 (4)    1998 (3)        1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.16      $11.44      $11.11      $10.70      $10.72      $10.71      $10.49
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.73        0.74        0.78        0.26        0.03        0.26        0.55
  Net realized and
    unrealized gain (loss)
    on investments                  1.18       (1.28)       0.38        0.06       (0.02)       0.05        0.22
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.91       (0.54)       1.16        0.32        0.01        0.31        0.77
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.73)      (0.74)      (0.78)      (0.26)      (0.03)      (0.26)      (0.55)
  Distributions from net
    realized gain                   0.00        0.00       (0.05)       0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.73)      (0.74)      (0.83)      (0.26)      (0.03)      (0.26)      (0.55)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.34      $10.16      $11.44      $10.76      $10.70      $10.76      $10.71
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    19.32%     (4.81)%      10.67%       2.98%       0.08%       2.88%       7.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $30,471     $35,838     $50,301     $29,867     $26,401      $2,262      $1,772
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.88%       0.76%       0.53%       1.59%       1.58%       1.59%       1.62%
  Ratio of net investment
    income to average net
    assets                         6.79%       6.84%       6.79%       4.78%       5.75%       4.76%       5.27%
Portfolio turnover                   95%         50%        115%        245%        306%        245%        306%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.24%       1.08%       1.01%       1.90%       1.87%       2.46%       3.06%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         6.44%       6.52%       6.31%       4.47%       5.46%       3.89%       3.83%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        U.S. GOVERNMENT INCOME FUND (1) (CONT.)
                                                                            CLASS C (2) (CONT.)
                                                 ----------------------------------------------
                                                                                         PERIOD
                                                 YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED
                                                   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                       1996        1995        1994        1993
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.17      $10.01      $11.26      $11.37
                                                 ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.58        0.64        0.65        0.32
  Net realized and unrealized gain (loss) on
    investments                                       (0.68)       1.16       (1.25)      (0.06)
                                                 ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                      (0.10)       1.80       (0.60)       0.26
LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.58)      (0.64)      (0.65)      (0.32)
  Distributions from net realized gain                 0.00        0.00        0.00       (0.05)
  Tax return of capital                                0.00        0.00        0.00        0.00
                                                 ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                              (0.58)      (0.64)      (0.65)      (0.37)
                                                 ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                       $10.49      $11.17      $10.01      $11.26
                                                 ----------  ----------  ----------  ----------
                                                 ----------  ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                      (0.79)%      18.54%     (5.45)%       2.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $2,290      $2,793      $3,722      $9,594
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets             1.62%       1.62%       1.37%       0.90%
  Ratio of net investment income to average net
    assets                                            5.50%       6.07%       6.14%       5.90%
Portfolio turnover                                     240%         95%         50%        115%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses              3.39%       2.29%       1.87%       2.03%
Ratio of net investment income (loss) to
  average net assets prior to waived fees and
  reimbursed expenses                                 3.73%       5.40%       5.64%       4.77%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                              U.S. GOVERNMENT INCOME
                                            FUND (1)                   VARIABLE RATE GOVERNMENT FUND
                                 INSTITUTIONAL CLASS                                         CLASS A
                              ----------------------  ----------------------------------------------
                              SIX MONTHS      PERIOD  SIX MONTHS
                                   ENDED       ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                JUNE 30,    DEC. 31,    JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,
                                1998 (3)    1997 (4)    1998 (3)        1997        1996        1995
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $15.71      $15.73       $9.23       $9.25       $9.35       $9.19
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.43        0.05        0.24        0.51        0.50        0.53
  Net realized and
    unrealized gain (loss)
    on investments                  0.08       (0.02)      (0.04)      (0.02)      (0.10)       0.16
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.51        0.03        0.20        0.49        0.40        0.69
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.43)      (0.05)      (0.24)      (0.51)      (0.46)      (0.53)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00       (0.04)       0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.43)      (0.05)      (0.24)      (0.51)      (0.50)      (0.53)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $15.79      $15.71       $9.19       $9.23       $9.25       $9.35
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     3.32%       0.18%       2.16%       5.43%       4.41%       7.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $8,307      $7,255    $164,994    $227,353    $393,948    $653,897
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.83%       0.77%       0.78%       0.81%       0.88%       0.84%
  Ratio of net investment
    income to average net
    assets                         5.56%       6.58%       5.21%       5.55%       5.36%       5.71%
Portfolio turnover                  245%        306%         45%         92%        277%        317%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.18%       1.16%       1.11%       1.09%       0.98%       0.96%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         5.21%       6.19%       4.88%       5.27%       5.26%       5.59%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           VARIABLE RATE
                                                                         GOVERNMENT FUND
                                                                                 (CONT.)
                                                                         CLASS A (CONT.)
                                                                  ----------------------
                                                                  YEAR ENDED  YEAR ENDED
                                                                    DEC. 31,    DEC. 31,
                                                                        1994        1993
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $9.99       $9.95
                                                                  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.43        0.44
  Net realized and unrealized gain (loss) on investments               (0.80)       0.04
                                                                  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (0.37)       0.48
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.43)      (0.44)
  Distributions from net realized gain                                  0.00        0.00
  Tax return of capital                                                 0.00        0.00
                                                                  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                               (0.43)      (0.44)
                                                                  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                         $9.19       $9.99
                                                                  ----------  ----------
                                                                  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                       (3.81)%       4.87%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                $1,215,546  $1,949,013
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                              0.79%       0.76%
  Ratio of net investment income to average net assets                 4.40%       4.37%
Portfolio turnover                                                      164%        201%
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                  0.94%       0.95%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                         4.25%       4.18%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       VARIABLE RATE GOVERNMENT FUND
                                                                                         CLASS C (1)
                              ----------------------------------------------------------------------
                              SIX MONTHS                                                      PERIOD
                                   ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED
                                JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                1998 (2)        1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $13.87      $13.83      $13.97      $13.74      $14.93      $15.00
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.32        0.70        0.68        0.73        0.57        0.27
  Net realized and
    unrealized gain (loss)
    on investments                 (0.08)       0.04       (0.14)       0.23       (1.19)      (0.07)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.24        0.74        0.54        0.96       (0.62)       0.20
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.32)      (0.70)      (0.63)      (0.73)      (0.57)      (0.27)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00       (0.05)       0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.32)      (0.70)      (0.68)      (0.73)      (0.57)      (0.27)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $13.79      $13.87      $13.83      $13.97      $13.74      $14.93
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.76%       5.44%       3.95%       7.08%     (4.25)%       1.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $4,626      $4,458      $5,516      $7,730     $12,220     $11,319
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.28%       1.31%       1.38%       1.35%       1.29%       1.26%
  Ratio of net investment
    income to average net
    assets                         4.70%       5.05%       4.85%       5.23%       3.94%       3.41%
Portfolio turnover                   45%         92%        277%        317%        164%        201%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.10%       1.77%       1.67%       1.64%       1.55%       1.75%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         3.88%       4.59%       4.56%       4.95%       3.68%       2.92%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.

The accompanying notes are an integral part of these financial statements.

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992 and currently offers thirty-two separate series. These financial statements represent the Corporate Bond, Short-Intermediate U.S. Government Income, Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government Funds (the "Funds") each a diversified series of the Company.
  At a special shareholders meeting on May 29, 1998, the shareholders of the Stagecoach Intermediate Bond Fund (the "Bond Fund") approved a plan of consolidation providing for the transfer of the assets and liabilities of the Bond Fund to the Company's Short-Intermediate U.S. Government Income Fund (the "Government Fund") in exchange for shares of designated classes of the Government Fund (the "Consolidation"). The Consolidation was subsequently approved by the Bond Fund shareholders. As a result of this Consolidation, effective at the close of business on June 12, 1998, the Government Fund acquired all of the assets and assumed all of the liabilities of the Bond Fund. The Government Fund issued 905,769 Class A shares valued at $9,084,926, issued 747,138 Class B shares valued at $7,491,591 and issued 4,138,122 Institutional Class shares valued at $41,157,653 to Class A, Class B and the Institutional Class shareholders of the Bond Fund. As of the Consolidation date, the components of net assets for each Fund were as follows:

                                                       STAGECOACH
                                                      SHORT-INTERMEDIATE
                                                             U.S.     STAGECOACH
                                                       GOVERNMENT    INTERMEDIATE
JUNE 12, 1998                                         INCOME FUND      BOND FUND
--------------------------------------------------------------------------------
Paid-in Capital                                       $91,258,866    $58,532,526
Undistributed Net Realized Loss                       (14,355,134)   (1,700,545 )
Unrealized Appreciation                               1,689,227        902,189
                                                      -----------    -----------
Total Net Assets                                      $78,592,959    $57,734,170
                                                      -----------    -----------
                                                      -----------    -----------

  The combined net assets for the Stagecoach Short-Intermediate U.S. Government Income Fund immediately after the Consolidation were $136,327,129. The acquisition was accomplished in a tax-free exchange for shares of the Stagecoach Short-Intermediate U.S. Government Income Fund.

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

  At a meeting held on July 23, 1997, the Boards of Directors of Overland Express Funds, Inc. ("Overland") and the Company approved a consolidation agreement providing for the transfer of the assets and liabilities of each Overland fund to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach fund (the "Stagecoach/ Overland Consolidation"). The Stagecoach/Overland Consolidation was subsequently approved by Overland shareholders. As a result of the Stagecoach/ Overland Consolidation, effective at the close of business on December 12, 1997, the Stagecoach Ginnie Mae Fund acquired all of the assets and assumed all of the liabilities of the Overland U.S. Government Income Fund. The acquisition was accomplished in a tax-free exchange for shares of the Stagecoach Ginnie Mae Fund. Subsequent to the Stagecoach/Overland Consolidation, the Stagecoach Ginnie Mae Fund was renamed Stagecoach U.S. Government Income Fund. This Fund retained Overland accounting and performance history. Historical share data was restated to give effect to the conversion ratios of 0.95041322 for Class A shares and
1.31902985 for Class D shares which were renamed Class C shares in conjunction with the Stagecoach/Overland Consolidation.
  Additionally, the Stagecoach Short-Term Government-Corporate Income and Stagecoach Variable Rate Government Funds were established to acquire all of the assets and assume all of the liabilities of the Overland Short-Term Government-Corporate Income and Overland Variable Rate Government Funds, respectively. At the time of the Stagecoach/Overland Consolidation, the Short-Term Government-Corporate Income Fund, structured as a "feeder" Fund in a "master-feeder" structure, was restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a "master" portfolio (the "Master Portfolio"). The Master Portfolio distributed all of its assets and liabilities in-kind to its interest holders and wound up its affairs (the "Dissolution"). The Dissolution occurred at the close of business on December 12, 1997.
  At a special shareholders meeting on July 16, 1996, the Shareholders of Pacifica Funds Trust ("Pacifica") approved a plan of reorganization providing for the transfer of the assets and liabilities of each Pacifica portfolio to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach fund. As a result of this reorganization, effective September 6, 1996, the Stagecoach Short-Intermediate U.S.
Govern-

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

ment Income Fund acquired all of the assets and assumed all of the liabilities of the Pacifica Short-Term Government Bond and Government Income Funds. These acquisitions were accomplished in separate tax-free exchanges for shares of the Stagecoach Short-Intermediate U.S. Government Income Fund.
  The Corporate Bond and U.S. Government Income Funds each offer Class A, Class B and Class C shares. In addition, the U.S. Government Income Fund also offers Institutional Class shares. The Short-Intermediate U.S. Government Income Fund offers Class A, Class B and Institutional Class shares. The Short-Term Government-Corporate Income Fund offers a single class of shares. The Variable Rate Government Fund offers only Class A shares. Prior to July 13, 1998, the Variable Rate Government Fund also offered Class C shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.
  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
  All securities are valued at the close of each business day. Securities, for which the primary market is a national or foreign recognized securities or commodities

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

exchange or the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
  Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. With the exception of the Corporate Bond Fund, bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For the Corporate Bond Fund discounts are accreted under provisions of the Code.

TBA PURCHASE COMMITMENTS
  The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. Funds hold, and maintain until the settlement date, cash or high-quality debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. At June 30, 1998, the U.S. Government Income Fund held TBA purchase commitments with an aggregate cost basis of $15,110,938.

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

  Although the Fund generally enters into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

REPURCHASE AGREEMENTS
  Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 1998. The following Funds had net capital loss carryforwards at June 30, 1998:

                                                       YEAR    CAPITAL LOSS
FUND                                                EXPIRES   CARRYFORWARDS
---------------------------------------------------------------------------
Short-Intermediate U.S. Government Income Fund         2000   $   1,378,117
                                                       2001          17,986
                                                       2002       6,807,249
                                                       2003       7,074,103
                                                       2004         753,400
Short-Term Government-Corporate Income Fund            2004          49,262
                                                       2005           1,392
U.S. Government Income Fund                            2001       1,204,502
                                                       2002      11,205,131
                                                       2003         510,531
                                                       2004       3,893,014
Variable Rate Government Fund                          2000      14,942,728
                                                       2001       2,818,401
                                                       2002     119,628,012
                                                       2003       4,546,666
                                                       2004       2,482,931
                                                       2006          75,026

  Any loss carryforwards from merged Pacifica, Overland and Stagecoach Funds are included in the Fund's carryforwards as shown above and certain of these carryforwards may be subject to limitation as a result of rules in the Code applicable to corporate changes of ownership. The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each carryforward has been fully utilized or expires.
  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION COSTS
  Certain costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission and with the various states are amortized on a straight-line basis over 60 months from the date each Fund commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company entered into separate advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Corporate Bond, Short-Intermediate U.S. Government Income, Short-Term Government-Corporate Income, and Variable Rate Government Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of each Fund's average daily net assets. Under the contract with the U.S. Government Income Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.40% of the next $250 million and 0.30% of the Fund's average daily net assets in excess of $500 million. Prior to December 15, 1997, the Short-Term Government-Corporate Income Fund did not directly retain an investment advisor because it invested all of its assets in a separate Master Portfolio which, in turn, retained WFB as investment advisor and was charged at the same rate listed above.
  The Company entered into contracts on behalf of each Fund with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus a monthly fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

net assets in excess of $100 million. Prior to December 15, 1997, WFB was entitled to compensation for its custodial and portfolio accounting services to the Short-Term Government-Corporate Master Portfolio at the same rates listed above.
  The Company entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at the following annual rates:

                                                           % OF AVERAGE DAILY NET ASSETS
                                                    -------------------------------------------
                                                      CLASS                       INSTITUTIONAL
FUND                                                     A*  CLASS B    CLASS C           CLASS
-----------------------------------------------------------------------------------------------
Corporate Bond Fund                                    0.14     0.14       0.14             N/A
Short-Intermediate U.S. Government                     0.14     0.14        N/A            0.06

  Income Fund

Short-Term Government-Corporate                        0.14      N/A        N/A             N/A

  Income Fund
U.S. Government Income Fund                            0.14     0.14       0.14            0.06

Variable Rate Government Fund                          0.14      N/A       0.14             N/A

 * INCLUDES FUNDS WITH A SINGLE CLASS.

  Prior to February 1, 1997, under the contracts with the Short-Term Government-Corporate, U.S. Government Income, and Variable Rate Government Funds, WFB was entitled to be paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per Fund, unless net assets of the respective Fund were less than $20 million. For as long as the assets remained less than $20 million, the Fund would not be charged any transfer agency fees by WFB.
  Transfer agency fees paid on behalf of the Funds for the six months ended June 30, 1998 were as follows:

                                                                                  INSTITUTIONAL
FUND                                                CLASS A  CLASS B    CLASS C           CLASS
-----------------------------------------------------------------------------------------------
Corporate Bond Fund*                                $ 1,249  $   902    $    64             N/A
Short-Intermediate U.S. Government                   10,759      459**      N/A   $       8,570

  Income Fund*

U.S. Government Income Fund                         139,525   19,867      1,483           2,294
Variable Rate Government Fund                       129,480      N/A      3,416             N/A

 * REPRESENTS THREE MONTHS ENDED JUNE 30, 1998.

** REPRESENTS THE PERIOD FROM JUNE 15, 1998 TO JUNE 30, 1998.

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

  The transfer agency fees paid on behalf of the Funds for the year ended December 31, 1997 were as follows:

                                                                                  INSTITUTIONAL
FUND                                                 CLASS A   CLASS B   CLASS C          CLASS
-----------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                  $ 44,076       N/A       N/A  $      34,093

  Income Fund*
U.S. Government Income Fund                          122,893  $  1,716** $  2,511           202**

Variable Rate Government Fund                        434,525       N/A     9,455            N/A

 * REPRESENTS THE YEAR ENDED MARCH 31, 1998.

** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997.

  Transfer agency fees paid on behalf of the Short-Term Government-Corporate Income Fund for the six months ended June 30, 1998 and the year ended December 31, 1997 are disclosed in the Statement of Operations.
  The shareholder servicing fees paid on behalf of the Funds for the six months ended June 30, 1998 were as follows:

                                                           % OF AVERAGE DAILY NET ASSETS
                                                    -------------------------------------------
                                                                                  INSTITUTIONAL
FUND                                                CLASS A*   CLASS B   CLASS C          CLASS
-----------------------------------------------------------------------------------------------
Corporate Bond Fund                                     0.25      0.25      0.25            N/A
Short-Intermediate U.S. Government                      0.30      0.25       N/A           0.25

  Income Fund

U.S. Government Income Fund                             0.30      0.30      0.25           0.25
Variable Rate Government Fund                           0.00       N/A      0.25            N/A

 * INCLUDES FUNDS WITH A SINGLE CLASS.

  The shareholder servicing fees paid on behalf of the Funds for the six months ended June 30, 1998 were as follows:

                                                                                  INSTITUTIONAL
FUND                                                 CLASS A   CLASS B   CLASS C          CLASS
-----------------------------------------------------------------------------------------------
Corporate Bond Fund*                                $  2,230  $  1,611  $    114            N/A
Short-Intermediate U.S. Government                    23,056       819**      N/A $      35,707

  Income Fund*

U.S. Government Income Fund                          298,981    42,572     2,648          9,558
Variable Rate Government Fund                              0       N/A     6,100            N/A

 * REPRESENTS THREE MONTHS ENDED JUNE 30, 1998.

** REPRESENTS THE PERIOD FROM JUNE 15, 1998 TO JUNE 30, 1998.

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

  The shareholder servicing fees paid on behalf of the Funds for the year ended December 31, 1997 were as follows:

                                                                                  INSTITUTIONAL
FUND                                                 CLASS A   CLASS B   CLASS C          CLASS
-----------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                  $ 94,448       N/A       N/A  $     142,053

  Income Fund*
U.S. Government Income Fund                           30,748  $  3,677** $  4,680           844**

Variable Rate Government Fund                              0       N/A    17,359            N/A

 * REPRESENTS THE YEAR ENDED MARCH 31, 1998.

** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997.

  The Company adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares of the Variable Rate Government Fund and the single class shares of the Short-Term Government-Corporate Income Fund. Pursuant to the Administrative Servicing Plan, the Funds may enter into administrative servicing agreements with administrative servicing agents who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' Class A shares (or single class shares, as the case may be). Administrative servicing agents are entitled to receive a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares of the Variable Rate Government Fund and the single class shares of the Short-Term Government-Corporate Income Fund. In no case will the Fund be charged both Distribution and Administrative Servicing fees.
  The Company entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets. Prior to February 1, 1998, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to May 1, 1997, Stephens provided substantially the same services as sole administrator to the Short-Term Government-Corporate, U.S. Government Income and Variable Rate Government Funds which each agreed to pay Stephens a monthly fee at an annual rate of 0.15% of each Fund's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

  The Company has adopted separate Distribution Plans for the single class shares of the Short-Term Government-Corporate Income Fund and the Class A, Class B, Class C and Institutional Class shares of the other Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan").
  The Plan for the Class A shares of the Corporate Bond Fund provides that it may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.05% of the average daily net assets attributable to its Class A shares.
  The Plan for Class A shares of the Short-Intermediate U.S. Government Income Fund provides that the Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of the average daily net assets attributable to its Class A shares.
  The Plan for Class A shares of the U.S. Government Income Fund provides that the Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis up to the greater of $100,000 or 0.05% of the Fund's average daily net assets attributable to the Class A shares.
  The Plans for the single class shares of the Short-Term Government-Corporate Income Fund and the Class A shares of the Variable Rate Government Fund provide that each such Fund may pay to Stephens up to 0.25% of its average daily net assets attributable to the Class A, or single class, shares as compensation for distribution-related services or as reimbursement for distribution-related expenses.
  The Plans for the Class B shares of the Corporate Bond, Short-Intermediate U.S. Government Income and U.S. Government Income Funds provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75%, 0.75% and 0.70%, respectively, of the average daily net assets attributable to the Class B shares.
  The Plans for Class C shares of the Corporate Bond, U.S. Government Income and Variable Rate Government Funds provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75%, 0.75%, and 0.50%, respectively,

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

of the average daily net assets attributable to the Class C shares as compensation for distribution-related services or as reimbursement for distribution-related expenses.
  Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.
  Distribution fees paid on behalf of the Funds for the six months ended June 30, 1998 were as follows:

                                                               DISTRIBUTION DISTRIBUTION DISTRIBUTION
                                                                     FEES         FEES        FEES
FUND                                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------------------------
Corporate Bond Fund*                                           $      446    $   4,833   $     342
Short-Intermediate U.S. Government Income Fund*                     1,054        2,457**        N/A

U.S. Government Income Fund                                        32,528       99,335       7,944
Variable Rate Government Fund                                     231,215          N/A      12,200

 * REPRESENTS THREE MONTHS ENDED JUNE 30, 1998.

** REPRESENTS THE PERIOD FROM JUNE 15, 1998 TO JUNE 30, 1998.

  Distribution fees paid on behalf of the Funds for the year ended December 31, 1997 were as follows:

                                                               DISTRIBUTION DISTRIBUTION DISTRIBUTION
                                                                     FEES         FEES        FEES
FUND                                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government Income Fund*                $   15,741          N/A         N/A
U.S. Government Income Fund                                         5,125    $   8,579**  $   9,564

Variable Rate Government Fund                                     813,312          N/A      34,717

 * REPRESENTS THE YEAR ENDED MARCH 31, 1998.

** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997.

  Distribution fees paid on behalf of the Short-Term Government-Corporate Income Fund for the six months ended June 30, 1998 and the year ended December 31, 1997 are disclosed in the Statement of Operations.

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

  Registration fees paid on behalf of the Funds for the six months ended June 30, 1998 were as follows:

                                                                                               REGISTRATION
                                                                                                       FEES
                                                    REGISTRATION  REGISTRATION  REGISTRATION  INSTITUTIONAL
FUND                                                FEES CLASS A  FEES CLASS B  FEES CLASS C          CLASS
-----------------------------------------------------------------------------------------------------------
Corporate Bond Fund*                                $      2,275  $      4,500  $      2,250            N/A
Short-Intermediate U.S. Government                           849           438**          N/A $       2,800

  Income Fund*

U.S. Government Income Fund                               24,299         2,480         6,083          4,959
Variable Rate Government Fund                              7,534           N/A         3,014            N/A

 * REPRESENTS THREE MONTHS ENDED JUNE 30, 1998.

** REPRESENTS THE PERIOD FROM JUNE 15, 1998 TO JUNE 30, 1998.

  Registration fees paid on behalf of the Funds for the year ended December 31, 1997 were as follows:

                                                                                               REGISTRATION
                                                                                                       FEES
                                                    REGISTRATION  REGISTRATION  REGISTRATION  INSTITUTIONAL
FUND                                                FEES CLASS A  FEES CLASS B  FEES CLASS C          CLASS
-----------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                  $      1,655           N/A           N/A  $      13,124

  Income Fund*
U.S. Government Income Fund                               16,548  $        233** $     10,473           466**

Variable Rate Government Fund                             24,123           N/A        10,000            N/A

 * REPRESENTS THE YEAR ENDED MARCH 31, 1998.
** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997.

  Registration fees paid on behalf of the Short-Term Government-Corporate Income Fund for the six months ended June 30, 1998 and the year ended December 31, 1997 are disclosed in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

WAIVED FEES AND REIMBURSED EXPENSES
  Waived fees and reimbursed expenses for the six months ended June 30, 1998 were as follows:

                                                                       EXPENSES        FEES
                                                                     REIMBURSED      WAIVED
FUND                                                                BY STEPHENS      BY WFB
-------------------------------------------------------------------------------------------
Corporate Bond Fund*                                                 $   30,232   $  22,029
Short-Intermediate U.S. Government Income Fund*                               0      45,611

Short-Term Government-Corporate Income Fund                              28,082      54,622
U.S. Government Income Fund                                                   0     428,646

Variable Rate Government Fund                                                 0     327,236

 * REPRESENTS THREE MONTHS ENDED JUNE 30, 1998.

  All amounts shown as waived fees and reimbursed expenses on the Statement of Operations for the year ended December 31, 1997 and the year ended March 31, 1998 were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.
  Certain officers and one of the directors of the Company are also officers of Stephens. As of June 30, 1998, Stephens owned 203,353 shares of the Corporate Bond Fund, 149 shares of the Short-Intermediate U.S. Government Income Fund, 11 shares of the Short-Term Government-Corporate Income Fund, 3,291 shares of the U.S. Government Income Fund and 15,462 shares of the Variable Rate Government Fund.
  Stephens has retained $5,647,291 as sales charges from the proceeds of Class A shares sold, $1,473,156 as proceeds from Class B shares redeemed by the Company and $29,526 as proceeds from Class C shares redeemed by the Company for the period ended June 30, 1998. Wells Fargo Securities Inc., a subsidiary of WFB, received $4,712,432 as sales charges from the proceeds of Class A shares sold, $854,265 as proceeds from Class B shares redeemed by the Company and $0 as proceeds from Class C shares redeemed by the Company for the period ended June 30, 1998.

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

3. INVESTMENT PORTFOLIO TRANSACTIONS
  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the six months ended June 30, 1998, were as follows:

                         AGGREGATE PURCHASES AND SALES

                                            PURCHASES        SALES
FUND                                          AT COST     PROCEEDS
------------------------------------------------------------------
Corporate Bond Fund*                      $12,514,494  $ 2,446,933
Short-Intermediate U.S. Government
  Income Fund*                             10,474,862   10,690,931

Short-Term Government-Corporate Income
  Fund                                      7,546,385    8,798,226
U.S. Government Income Fund               574,992,387  579,647,595

Variable Rate Government Fund              78,811,087  147,442,081

 * REPRESENTS THREE MONTHS ENDED JUNE30, 1998.

  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the year ended December 31, 1997, were as follows:

                         AGGREGATE PURCHASES AND SALES

                                            PURCHASES        SALES
FUND                                          AT COST     PROCEEDS
------------------------------------------------------------------
Short-Intermediate U.S. Government
  Income Fund*                            $39,795,071  $52,248,016
Short-Term Government-Corporate Income
  Fund**                                   21,551,757   20,317,989

U.S. Government Income Fund               291,049,261  316,059,024
Variable Rate Government Fund             224,845,952  422,984,473

 * REPRESENTS THE YEAR ENDED MARCH 31, 1998.
** INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.

4. CAPITAL SHARE TRANSACTIONS
  As of June 30, 1998, there were over 108 billion shares of $0.001 par value capital stock authorized by the Company. As of June 30, 1998, the Corporate Bond Fund was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares and the Short-Intermediate U.S. Government Income Fund was authorized to issue 200 million shares of $0.001 par value capital stock for each class of shares. As of June 30, 1998, the U.S. Government Income Fund was authorized to issue 300 million shares of $0.001 par value capital stock for each class of shares. As of June 30, 1998, the Short-Term Government-Corporate Income Fund was authorized to issue

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

300 million shares and the Variable Rate Government Fund was authorized to issue 500 million shares of $0.001 par value capital stock for each class of shares.

                                                     CORPORATE BOND FUND
------------------------------------------------------------------------
                                                      FROM APRIL 1, 1998
                                                        (COMMENCEMENT OF
                                                             OPERATIONS)
                                                        TO JUNE 30, 1998
------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                         549,592
  Shares issued in reinvestment of dividends --
    Class A                                                        2,541
  Shares redeemed -- Class A                                      (3,533)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                                        548,600
  Shares sold -- Class B                                         468,524
  Shares issued in reinvestment of dividends --
    Class B                                                        1,045
  Shares redeemed -- Class B                                     (11,597)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS B                                                        457,972
  Shares sold -- Class C                                          29,746
  Shares issued in reinvestment of dividends --
    Class C                                                          119
  Shares redeemed -- Class C                                           0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS C                                                         29,865

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

                          SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                         -----------------------------------------------
                                                                 FOR THE
                           FOR THE                                  NINE
                             THREE    FOR THE                     MONTHS
                            MONTHS       YEAR   FOR THE SIX        ENDED
                             ENDED      ENDED  MONTHS ENDED    SEPTEMBER
                          JUNE 30,  MARCH 31,     MARCH 31,          30,
                              1998       1998          1997     1996 (1)
                         -----------------------------------------------
SHARES ISSUED AND
  REDEEMED:
  Shares sold -- Class
    A                    1,131,614(2)   552,800      344,402   5,141,274
  Shares issued in
    reinvestment of
    dividends -- Class
    A                       30,004    132,231        96,320      184,087
  Shares redeemed --
    Class A               (321,454) (1,220,467)     (773,143)  (5,467,391)
NET INCREASE (DECREASE)
  IN SHARES OUTSTANDING
  -- CLASS A               840,164   (535,436)     (332,421)    (142,030)
  Shares sold -- Class
    B(3)                   756,223(2)       N/A          N/A         N/A
  Shares issued in
    reinvestment of
    dividends -- Class
    B(3)                         1        N/A           N/A          N/A
  Shares redeemed --
    Class B(3)              (2,717)       N/A           N/A          N/A
NET INCREASE (DECREASE)
  IN SHARES OUTSTANDING
  -- CLASS B(3)            753,507        N/A           N/A          N/A
  Shares sold --
    Institutional Class  4,422,174(2)   587,082      475,795   7,965,695
  Shares issued in
    reinvestment of
    dividends --
    Institutional Class     18,665     91,268        69,465           99
  Shares redeemed --
    Institutional Class   (552,996) (1,716,365)   (1,900,814)    (246,997)
NET INCREASE (DECREASE)
  IN SHARES OUTSTANDING
  -- INSTITUTIONAL
  CLASS                  3,887,843  (1,038,015)   (1,355,554)   7,718,797

 (1) "SHARES SOLD" INCLUDES 2,016,780 FOR CLASS A AND 7,827,393 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE PACIFICA SHORT-TERM GOVERNMENT BOND FUND AND PACIFICA GOVERNMENT INCOME FUND MERGER.
 (2) "SHARES SOLD" AMOUNTS RELATED TO THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND. SEE NOTE 1.
 (3)THE CLASS B SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

                                          SHORT-TERM GOVERNMENT-CORPORATE INCOME
                                                                            FUND
                                      ------------------------------------------
                                         FOR THE
                                             SIX
                                          MONTHS         FOR THE         FOR THE
                                           ENDED      YEAR ENDED      YEAR ENDED
                                        JUNE 30,    DECEMBER 31,    DECEMBER 31,
                                            1998            1997            1996
--------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold                            752,319       2,403,766       4,726,783
  Shares issued in reinvestment of
    dividends                             67,612         114,787          73,914
  Shares redeemed                     (1,211,512)     (2,384,400)     (3,170,650)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                           (391,581)        134,153       1,630,047

NOTES TO FINANCIAL STATEMENTS                                       Income Funds
------------------------------------------------------------------------

                                             U.S. GOVERNMENT INCOME FUND
                                  --------------------------------------
                                    FOR THE
                                        SIX
                                     MONTHS       FOR THE        FOR THE
                                      ENDED    YEAR ENDED     YEAR ENDED
                                   JUNE 30,  DECEMBER 31,   DECEMBER 31,
                                       1998          1997          1996*
------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A          1,364,621  15,150,976(1)     5,755,299
  Shares issued in reinvestment
    of dividends -- Class A         338,255       384,053        102,502
  Shares redeemed -- Class A      (3,172,028)   (3,703,910)    (1,290,959)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING -- CLASS A   (1,469,152)   11,831,119     4,566,842
  Shares sold -- Class B(2)         615,009   2,490,749(1)           N/A
  Shares issued in reinvestment
    of dividends -- Class B(2)       32,999            27            N/A
  Shares redeemed -- Class B(2)    (338,048)      (24,344)           N/A
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING -- CLASS
  B(2)                              309,960     2,466,432            N/A
  Shares sold -- Class C             79,464        29,243         34,053
  Shares issued in reinvestment
    of dividends -- Class C           1,739         3,838          6,982
  Shares redeemed -- Class C        (36,508)      (85,895)       (72,602)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING -- CLASS C      44,695       (52,814)       (31,567)
  Shares sold -- Institutional
    Class(2)                         87,456     462,544(1)           N/A
  Shares issued in reinvestment
    of dividends --
    Institutional Class(2)            3,331             0            N/A
  Shares redeemed --
    Institutional Class(2)          (26,447)         (669)           N/A
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING --
  INSTITUTIONAL CLASS (2)            64,340       461,875            N/A

 * FIGURES HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE STAGECOACH/ OVERLAND CONSOLIDATION. SEE NOTE 1.

(1) "SHARES SOLD" INCLUDES 10,876,608 FOR CLASS A SHARES, 2,434,535 FOR CLASS B SHARES AND 458,004 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND. SEE NOTE 1.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

                                                    VARIABLE RATE GOVERNMENT FUND
                                      -------------------------------------------
                                      FOR THE SIX
                                           MONTHS         FOR THE         FOR THE
                                            ENDED      YEAR ENDED      YEAR ENDED
                                         JUNE 30,    DECEMBER 31,    DECEMBER 31,
                                             1998            1997            1996
---------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                5,306,636       7,444,514       1,440,106
  Shares issued in reinvestment of
    dividends -- Class A                   88,803         327,188         648,270
  Shares redeemed -- Class A          (12,066,556)    (25,731,027)    (29,451,100)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A               (6,671,117)    (17,959,325)    (27,362,724)
  Shares sold -- Class C                1,937,902      15,373,699       5,964,908
  Shares issued in reinvestment of
    dividends -- Class C                    4,358          15,917          13,296
  Shares redeemed -- Class C           (1,928,389)    (15,467,038)     (6,132,463)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C                   13,871         (77,422)       (154,259)

Income Funds                                       NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

5. SUBSEQUENT EVENTS
  Effective May 1, 1998 the Short-Term Government-Corporate Income Fund was closed to new purchases and is in the process of being liquidated.

  The Class C shares of the Variable Rate Government merged into the Class A shares of the same Fund on July 13, 1998. Each Class C share was allocated
1.50054407 shares of Class A.

  On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, began acting as investment sub-advisor to the Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.15% of the Funds' average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Funds' average daily net assets in excess of $800 million. WCM's minimum annual fee is $120,000 for each Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.

INDEPENDENT AUDITORS' REPORT                                        Income Funds
------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To The Shareholders and Board of Directors
Stagecoach Funds, Inc.:
  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Corporate Bond Fund, Short-Intermediate U.S. Government Income Fund, Short-Term Government-Corporate Income Fund, U.S. Government Income Fund, and Variable Rate Government Fund (five of the funds comprising Stagecoach Funds, Inc.) as of June 30, 1998, and the related statements of operations for the six months ended June 30, 1998, and the year ended December 31, 1997, except for the Corporate Bond Fund which is for the period from April 1, 1998 (commencement of operations) to June 30, 1998, and the Short-Intermediate U.S. Government Income Fund which is for the three months ended June 30, 1998, and the year ended March 31, 1998, the statement of changes in net assets for the six months ended June 30, 1998 and the years ended December 31, 1997 and 1996, except for the Corporate Bond Fund which is for the period from April 1, 1998, to June 30, 1998, and the Short-Intermediate U.S. Government Income Fund which is for the three months ended June 30, 1998, the year ended March 31, 1998, the six months ended March 31, 1997, and the nine months ended September 30, 1996, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Intermediate Bond Fund, all years or periods indicated in the accompanying financial highlights ending prior to October 1, 1995, were audited by other auditors whose report dated November 3, 1995, expressed an unqualified opinion on this information.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of June 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

  [KPMG PEAT MARWICK LLP SIGNATURE]

San Francisco, California
August 5, 1998

Income Funds                      SHAREHOLDERS' MEETING AND PROXY VOTING RESULTS
------------------------------------------------------------------------

SHAREHOLDERS' MEETING AND PROXY VOTING RESULTS

The following proposal was passed by the required majority of shareholders of the Intermediate Bond Fund at a Special Shareholders' meeting held on May 29, 1998, for the purpose of voting on this proposal.

To approve a Plan of Consolidation providing for the transfer of the assets and liabilities of the Intermediate Bond Fund to the Short-Intermediate U.S. Government Income Fund in exchange for shares of designated classes of the Short-Intermediate U.S. Government Income Fund.

FOR            AGAINST      ABSTAIN
-----------------------------------
2,556,449      23,351             0

                                                           LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

Wells Fargo provides investment advisory services, shareholder services, and certain other services for Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

-C- Stagecoach Funds

STAGECOACH FUNDS-Registered Trademark-
P.O. Box 7066
San Francisco, CA 94120-7066


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